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                                                                  EXHIBIT 10.9

                                RADIAN GROUP INC.
                                  PENSION PLAN
                 AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1997

               (Incorporating Amendments through January 1, 2002)
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                         RADIAN GROUP INC. PENSION PLAN
                 AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1997

                                Table of Contents

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PREAMBLE.............................................................................      1

ARTICLE I - Definitions .............................................................      2

     1.1      Accrued Benefit........................................................      2
     1.2      Actuarial Equivalent...................................................      2
     1.3      Affiliate..............................................................      3
     1.4      Annual Salary..........................................................      3
     1.5      Annuity Starting Date..................................................      4
     1.6      Average Annual Salary..................................................      4
     1.7      Board..................................................................      4
     1.8      Code...................................................................      4
     1.9      Commonwealth Pension Plan..............................................      5
     1.10     Company................................................................      5
     1.11     Covered Compensation...................................................      5
     1.12     Credited Service.......................................................      5
     1.13     Deferred Retirement Date...............................................      6
     1.14     Early Retirement Date..................................................      6
     1.15     Effective Date.........................................................      6
     1.16     Eligible Employee......................................................      6
     1.17     Employee...............................................................      7
     1.18     Employment Year........................................................      7
     1.19     ERISA..................................................................      7
     1.20     Fresh-Start Date.......................................................      7
     1.21     Frozen Retirement Benefit..............................................      7
     1.22     Hour of Service........................................................     12
     1.23     Investment Manager.....................................................     14
     1.24     Normal Retirement Date.................................................     15
     1.25     One-Year Break in Service..............................................     15
     1.26     Participant............................................................     16
     1.27     Participating Employer.................................................     16
     1.28     Plan...................................................................     16
     1.29     Plan Administrator.....................................................     16
     1.30     Required Beginning Date................................................     16
     1.31     Spouse.................................................................     17
     1.32     Termination of Employment..............................................     17
     1.33     Trust Agreement........................................................     17
     1.34     Trust Fund.............................................................     17
     1.35     Trustee................................................................     18
     1.36     Year of Service........................................................     18


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ARTICLE II - Participation...........................................................     19

     2.1      Eligibility to Participate.............................................     19
     2.2      Employment with a Predecessor..........................................     19
     2.3      Periods of Non-Covered Employment......................................     19
     2.4      Service as a Leased Employee...........................................     20
     2.5      Employment with a Successor............................................     21
     2.6      Termination of Participation...........................................     21
     2.7      Reemployment After Military Service....................................     22

ARTICLE III - Contributions..........................................................     23

ARTICLE IV - Retirement Dates........................................................     25

     4.1      Normal Retirement Date.................................................     25
     4.2      Early Retirement Date..................................................     25
     4.3      Deferred Retirement Date...............................................     25

ARTICLE V -  Benefits................................................................     26

     5.1      Normal Retirement Benefit..............................................     26
     5.2      Early Retirement Benefit...............................................     26
     5.3      Deferred Retirement Benefit............................................     27
     5.4      Retirement Benefit in Event of Disability..............................     27
     5.5      Minimum Benefit........................................................     29
     5.6      Deduction for Other Pension............................................     29

ARTICLE VI - Payment of Benefits.....................................................     31

     6.1      Standard...............................................................     31
     6.2      Minimum Distribution Requirements......................................     32
     6.3      Qualified Joint and Survivor Annuity...................................     32
     6.4      Joint and Survivor Annuity Option......................................     35
     6.5      Payment of Small Benefits..............................................     36
     6.6      General Rules and Restrictions.........................................     36
     6.7      Direct Rollover of Benefits from Plan..................................     37

ARTICLE VII - Death Benefits.........................................................     39

     7.1      Death While Employed...................................................     39
     7.2      Death After Vested Termination of Employment...........................     39
     7.3      Commencement of Surviving Spouse's Annuity.............................     40
     7.4      Special Rule Concerning Joint and Survivor Annuity.....................     41
     7.5      Lump Sum Payment of Spouse's Annuity...................................     41

ARTICLE VIII - Termination of Employment.............................................     42

     8.1      Termination After 5 or More Years of Service...........................     42
     8.2      Early Commencement of Termination Benefit..............................     42
     8.3      Payment of Benefits....................................................     42
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ARTICLE IX - Reemployment............................................................     43

     9.1      Reemployment Without Intervening Break in Service......................     43
     9.2      Reemployment After Intervening Break in Service........................     43
     9.3      Reemployment After Normal Retirement Date..............................     44
     9.4      Form of Benefit........................................................     45

ARTICLE X - Funding..................................................................     47

     10.1     Establishment of Trust.................................................     47
     10.2     Administration of the Trust............................................     47
     10.3     General................................................................     48
     10.4     Changes in Funding Medium..............................................     48

ARTICLE XI - Administration of the Plan..............................................     49

     11.1     General................................................................     49
     11.2     Disputes...............................................................     50
     11.3     Plan Expenses..........................................................     51

ARTICLE XII - Limitation on Assignment of Benefits...................................     52

     12.1     Limitation on Assignment of Benefits...................................     52

ARTICLE XIII - Miscellaneous ........................................................     53

     13.1     Limitation of Rights...................................................     53
     13.2     Actions of Participating Employers.....................................     53
     13.3     Inability to Locate Payee..............................................     54
     13.4     Exclusivity of Benefits................................................     54
     13.5     Distributions on Behalf of Incapacitated Persons.......................     54
     13.6     Determination as to Payment of Benefits by the Plan Administrator......     54
     13.7     Withholding Requirements...............................................     54

ARTICLE XIV - Limitation on Benefits.................................................     55

     14.1     Maximum Limitations....................................................     55

ARTICLE XV - Amendment or Termination of the Plan....................................     56

     15.1     Right to Amend or Terminate............................................     56
     15.2     Complete Termination of the Plan.......................................     57
     15.3     Partial Termination of the Plan........................................     60
     15.4     Mergers, Consolidations and Transfers..................................     60
     15.5     Withdrawal by a Participating Employer.................................     61

ARTICLE XVI - Pre-Termination Restrictions...........................................     63

      16.1     Limitation............................................................     63
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ARTICLE XVII - Top-Heavy Provisions..................................................     65

     17.1     Definitions............................................................     65
     17.2     Vesting................................................................     68
     17.3     Minimum Accrued Benefit................................................     69
     17.4     Change in Section 415 Limitations......................................     70

ARTICLE XVIII - Construction of the Plan.............................................     71

SCHEDULE A - Participating Employers.................................................     72


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                         RADIAN GROUP INC. PENSION PLAN
                 AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1997

                                    Preamble

      WHEREAS, Radian Group Inc. (formerly known as, CMAC Investment Corporation) (the "Company") adopted the Radian Group Inc. Pension Plan (formerly known as, the CMAC Investment Corporation Pension Plan) (the "Plan"), effective November 6, 1992, for the benefit of its eligible employees and the eligible employees of the Participating Companies in the United States; and

      WHEREAS, the Company has amended the Plan several times before; and

      WHEREAS, the Company desires at this time to amend and restate the Radian Group Inc. Pension Plan to, among other things, incorporate the applicable provisions of the Uruguay Round Agreement Act, the Uniformed Services Employment and Reemployment Act of 1994, the Small Business Job Protection Act of 1996, and the Taxpayer Relief Act of 1997 (collectively, "GUST") and other amendments which were made to the Plan by the Company since the Plan's last restatement; and

      WHEREAS, the Company also desires to make other changes;

      NOW, THEREFORE, effective January 1, 1997 (except as otherwise set forth herein), the Plan is hereby amended and restated as hereinafter set forth.


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                                    ARTICLE I
                                   Definitions

      The following words and phrases when used herein shall have the meanings set forth below.

      1.1 "Accrued Benefit" means, for any Participant as of any date, the amount of benefit earned to such date, payable as a Single Life Annuity beginning at the Participant's Normal Retirement Date calculated in accordance with Section 5.1 of the Plan.

      1.2 "Actuarial Equivalent" means a benefit having an equivalent value of the Single Life Annuity based upon the 1971 TPF&C Forecast Mortality Table for males set back two years and an interest rate of 6% compounded annually, except as otherwise specifically provided below. Except as otherwise specifically provided, such factors and tables shall also be used in applying "actuarial value", "present value", "actuarially reduced" and other similar terms.

      Effective January 1, 2002, the present value of a Participant's benefit, payable in the form of a lump sum, shall be calculated by using the Applicable Interest Rate and Applicable Mortality Table. The "Applicable Interest Rate" shall be the average annual rate of interest on 30-year Treasury securities, as determined by Regulation or other Internal Revenue Service guidance for this purpose, determined during the November preceding the Plan Year during which the Annuity Starting Date occurs. The "Applicable Mortality Table" shall be the mortality table based on the prevailing Commissioners' standard table (described in Section 807(d)(5)(A) of the Code) used to determine reserves for group annuity contracts issued on the date as of which present value is being determined (without regard to any other subparagraph of Section 807(d)(5) of the Code), that is prescribed by the Commissioner in revenue rulings, notices and other guidelines published in the Internal Revenue Bulletin. Provided however, with respect to any distribution in the form of a lump sum with an Annuity Starting Date that occurs within the 12-month period beginning on January 1, 2002, the amount of such lump sum distribution shall be the greater of the amount that would be determined under the Plan using the assumptions described in this paragraph or the amount determined using the assumptions described in the next following paragraph.

            Prior to January 1, 2002, the present value of a Participant's benefit, payable in the form of a lump sum, shall be calculated on the basis of the interest rates in use by the Pension Benefit Guaranty Corporation, for the purpose of valuing immediate and deferred annuities provided under terminating single employer pension plans, on January 1 of the calendar year in which the distribution occurs and on the UP-1984 Mortality Table (except that in determining the value of the Participant's benefit at the date of any prior benefit payment, the interest rates used shall be those applicable to a lump sum payable at the time of such prior benefit payment).

      1.3 "Affiliate" means any corporation or other trade or business that together with any Participating Employer is deemed a single employer under Code Sections 414(b), 414(c) or 414(m), or is required to be aggregated with a Participating Employer pursuant to Code Section 414(o), with any such entity to be considered an Affiliate under the Plan (i) during any such period of affiliated or required aggregated status, and (ii) to the extent specifically provided elsewhere in the Plan, during any period preceding a period of such affiliated status.

      1.4 "Annual Salary" means, as of any January 1, the basic annual salary rate or annualized hourly wage rate of a Participant then in effect (excluding overtime, bonuses or any other form of additional compensation, but including all amounts that would have been paid as basic salary had the Participant not elected a reduction in salary under any plan maintained by a Participating Employer that qualifies under Code Sections 125, 132(f) or 401(k)).

      For purposes hereof, in the case of any Participant who is employed on a part-time basis on any January 1, his Annual Salary for such January 1 shall be determined as if he were employed on a full-time basis.

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      Notwithstanding the foregoing, a Participant's Annual Salary for purposes of the Plan for any calendar year beginning after December 31, 1988, but before January 1, 1994 shall not exceed $200,000 (or such greater amount as may be permissible under Code Section 401(a)(17)). For calendar years beginning after December 31, 1993 a Participant's Annual Salary for purposes of the Plan shall not exceed $150,000 (or such greater amount as may be permissible under Code
Section 401(a)(17).

      In determining the Annual Salary of a Participant, with respect to calendar years beginning prior to January 1, 1997, for purposes of the application of the limitation under Code Section 401(a)(17), the rules of Code
Section 414(q)(6) shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. For purposes of this paragraph, a Participant is an Eligible Employee who either is a 5% owner or is both a highly compensated employee and one of the ten most highly compensated employees. If, as a result of the application of these rules, the Code Section 401(a)(17) limitation is exceeded, then (except for purposes of determining the portion of a Participant's Annual Salary up to integration level) the limitation shall be prorated among the affected persons in proportion to each such Participant's Annual Salary as determined under this paragraph prior to the application of this limitation.

      1.5 "Annuity Starting Date" means the first day of the first period for which an amount is payable as an annuity, or in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

      1.6 "Average Annual Salary" means the average of a Participant's Annual Salary rates on January 1 of the five consecutive calendar years of his years of highest Annual Salary. If a Participant has not been an Eligible Employee on January 1 of five consecutive calendar years, his Average Annual Salary shall be based on the last five January 1 dates (or the actual number of such January 1 dates, if less than five) on which he is an Eligible Employee, whether or not consecutive.

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      1.7 "Board" means the Board of Directors of the Company.

      1.8 "Code" means the Internal Revenue Code of 1986, as amended.

      1.9 "Commonwealth Pension Plan" means the Commonwealth Land Title Insurance Company Pension Plan, as in effect on the Effective Date.

      1.10 "Company" means Radian Group Inc., a Pennsylvania Corporation, or any successor or assignee which adopts this Plan in writing.

      1.11 "Covered Compensation" means the average of the annual Social Security taxable wage bases in effect for each calendar year during the 35-year period ending with the last day of the calendar year in which the Participant attains or will attain Social Security retirement age, as defined in Code
Section 415(b)(8). A Participant's Covered Compensation for a calendar year after the 35-year period shall be the Participant's Covered Compensation for the calendar year during which the 35-year period ends. Covered Compensation shall be determined annually pursuant to the Rounded Table of Covered Compensation issued by the Internal Revenue Service, not taking into account any changes in such Table after a Participant's date of retirement or other Termination of Service.

      1.12 "Credited Service" means the period of an Eligible Employee's service with a Participating Employer (except as provided below) which is taken into account in determining the amount of his Accrued Benefit. Credited Service shall be computed in accordance with the following rules:

      (a) With respect of an Eligible Employee's service prior to the end of his Employment Year that includes December 31, 1975, an Eligible Employee who was a participant under the Commonwealth Pension Plan on December 31, 1975, or would have been a participant thereunder on such date but for the maximum eligibility age provision of the Commonwealth Pension Plan as then in effect, shall be credited with a number of years of Credited Service equal to his years of "Service" (as defined in the Commonwealth Pension Plan as in effect on December 31, 1975) after his twentieth birthday; provided, however, that Credited Service shall not be taken into account for any period during which an Eligible Employee was eligible but did not elect to participate in a "Superseded Plan" (as defined in the Commonwealth Pension Plan as in effect on the date preceding the Effective Date).

      (b) With respect of Employment Years that begin after December 31, 1975, an Eligible Employee shall be credited with a year of Credited Service for each Employment Year after his twentieth birthday during which he is employed by a Participating Employer; provided, however, that if an Employee is not employed as an Eligible Employee by a Participating Employer for an entire Employment Year, he shall be credited with a fraction of a year of Credited Service (not to exceed one-twelfth multiplied by the number of months during such Employment Year in which he is an Eligible Employee) equal to the ratio that his Hours of Service as an Eligible Employee in the portion of such Employment Year bear to 2,080, except that no Credited Service shall be given for any portion of an Employment Year if such Eligible Employee is credited with less than 1,000 Hours of Service as an Eligible Employee during such Employment Year unless such Eligible Employee retires or dies during such Employment Year. Notwithstanding the foregoing, in the case of an Eligible Employee who commenced employment after age 60 and prior to January 1, 1988, no Credited Service shall be credited with respect to any period of employment prior to January 1, 1988.

      1.13 "Deferred Retirement Date" means the date for deferred retirement specified in Section 4.3 of the Plan.

      1.14 "Early Retirement Date" means the date of eligibility for early retirement specified in Section 4.2 of the Plan.


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      1.15 "Effective Date" means November 6, 1992, the closing date of the initial public offering of the Company's common stock.

      1.16 "Eligible Employee" means any Employee who is employed by a Participating Employer and who is classified by the Participating Employer as a common law employee, except that Employees whose employment is covered by a collective bargaining agreement shall not be Eligible Employees unless such agreement specifically provides for their participation in the Plan. For purposes of determining eligibility under the Plan, the classification to which an individual is assigned by a Participating Employer shall be final and conclusive, regardless of whether a court, a governmental agency or other entity subsequently finds such individual should have been assigned a different classification.

      1.17 "Employee" means an individual who is reported on payroll records as a common law employee of a Participating Employer or Affiliate (but not by a joint venture in which the Participating Employer is a joint venturer) or an Affiliate. A person who is not a common law employee of a Participating Employer or Affiliate shall be deemed to be a common law employee by such entity if he is a leased employee with respect to whose services such Participating Employer or Affiliate is the recipient within the meaning of Code Section 414(n), but to whom Code Section 414(n)(5) does not apply and then only if the coverage requirements of Code Section 410(b) would otherwise not be met.

      1.18 "Employment Year" means the twelve-month period beginning on the date an Employee first completes an Hour of Service and the successive twelve-month periods beginning, respectively, on each anniversary of such date.

      1.19 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      1.20 "Fresh-Start Date" means the last day of the calendar year preceding a calendar year for which any amendment of the Plan that directly or indirectly affects the amount of a Participant's Retirement Benefit determined under the current benefit formula is made effective.

      1.21 "Frozen Retirement Benefit" means a Participant's Retirement Benefit under the Plan determined as of the latest Fresh-Start Date as if a Participant terminated employment with a Participating Employer on that date and without regard to any amendment to the Plan adopted after that date, other than amendments recognized as effective as of or before that date under Code Section 401(b) or Section 1.401(a)(4)-11(g) of the Treasury Regulations.

      If, as of the latest Fresh-Start Date, the amount of a Participant's Frozen Retirement Benefit was limited by the application of Code Section 415, the Participant's Frozen Retirement Benefit will be increased for years after the latest Fresh-Start Date to the extent permitted under Code Section 415(d)(1). In addition, the Frozen Retirement Benefit of a Participant whose Frozen Retirement Benefit includes the top heavy minimum benefits provided in
Section 17.3 of the Plan, will be increased to the extent necessary to comply with the average compensation requirement of Code Section 416(c)(1)(D)(i).

      If (a) the Plan's standard form of benefit is in effect on the latest Fresh-Start Date and is not the same as the standard form under the Plan after the latest Fresh-Start Date and/or (b) Normal Retirement Date for any Participant or that date was greater than the Normal Retirement Date for that Participant under the Plan after the latest Fresh-Start Date, the stated Frozen Retirement Benefit will be expressed as an actuarially equivalent benefit in the standard form under the Plan after the latest Fresh-Start Date commencing at the Participant's Normal Retirement Date under the Plan in effect after the latest Fresh-Start Date.

      Each Participant's Frozen Retirement Benefit will be increased to the extent necessary as that the base benefit percentage determined with reference to all years of Credited Service as of the latest Fresh-Start Date.

      Each Participant's offset applied to determine the Frozen Retirement Benefit will be decreased to the extent necessary so that it does not exceed 50 percent of the benefit determined without applying the offset taking into account all years of Credited Service as of the latest Fresh-Start Date.

      With respect to any Participant with at least one Hour of Service in a calendar year beginning after the Fresh-Start Date, the Participant's Frozen Retirement Benefit (as adjusted above, if applicable) shall be multiplied by a fraction not less than one, the numerator of which is the Participant's Average Annual Salary for the current calendar year and the denominator of which is the Participant's Average Annual Salary for the calendar year ending on the Fresh-Start Date, determined in the same manner as the numerator.

      If the latest Fresh-Start Date is the last day of the last calendar year beginning before January 1, 1989, the Frozen Retirement Benefit of any Code
Section 401(a)(17) Participant will be adjusted in accordance with the old salary fraction, except that the numerator will be determined after applying Code Section 401(a)(17) compensation limit for the current year and the denominator will be determined as of the last day of the last calendar year beginning before January 1, 1989 without regard to Code Section 401(a)(17) compensation limit.

      If the latest Fresh-Start Date is later than the last day of the last calendar year beginning before January 1, 1989 the benefit determined after the latest Fresh-Start Date for any participant who is a Code Section 401(a)(17) Participant will be adjusted under the following method:

      (a) Determine the Participant's Frozen Retirement Benefit as the latest Fresh-Start Date

      (b) Determine an amount equal to the Participant's Frozen Retirement Benefit at the end of the last calendar year beginning before January 1, 1989

      (c) Adjust through the latest Fresh-Start Date the amount in (b) as provided under the old salary fraction except that the numerator will be determined after applying Code Section 401(a)(17) compensation limit for the year ending on the latest Fresh-Start Date, and the denominator will be determined as of the last day of the last calendar year beginning before January 1, 1989 without regard to Code Section 401(a)(17) compensation limit.

      (d) Subtract the amount determined in (c) above from the amount determined in (a) above

      (e) Adjust the amount in (d) under the rules applied to Participants who are not Code Section 401(a)(17) Participants

      (f) Adjust the amount in (c) as provided under the old salary fraction except that the numerator will be determined after applying Code
            Section 401(a)(17) compensation limit for the current year, and the denominator will be determined as of the last day of the last calendar year before January 1, 1989, without regard to Code Section 401(a)(17).

      (g) The total adjusted accrued benefit of the Code Section 401(a)(17) Participant after the latest Fresh-Start Date is the sum of the amounts (e) and (f) above.

      If this Section satisfies the requirement of Section 1.401(a)-13(d) of the Treasury Regulations for a Fresh-Start as of the last day of the last calendar year beginning before January 1, 1994, then notwithstanding any other provisions of the Plan any "Code Section 401(a)(17) employee's" Retirement Benefit frozen in accordance with Section 1.401(a)(11)-13 of the Treasury Regulation as of a Fresh-Start date is adjusted after the Fresh Start Date. However this adjustment may be made only if the adjustment will not cause the Plan to fail to satisfy the consistency requirement of Section 1.401(a)(4)-13(c) of the Treasury Regulations as modified by Section 1.401(a)(17)-1(e) of the proposed Treasury Regulations.

      In determining a "Code Section 401(a)(17) employee's" Retirement Benefit in any Plan Year beginning on or after January 1, 1994 the portion of the Employee's Frozen Retirement Benefit attributable to Plan Years beginning before January 1, 1994, will be determined in accordance with method A for "statutory Code Section 401(a)(17) employees" and method B for "Code Section 401(a)(17) employees" other than "statutory Code Section 401(a) (17) employees."

      A "statutory Code Section 401(a)(17) employee" means an Employee whose current Retirement Benefit as of a date on or after the first day of the first calendar year beginning on or after January 1, 1994, is based on an Annual Salary for a year beginning prior to the first date of the first Plan Year beginning on or after January 1, 1989 that exceeded $200,000.

      A "Code Section 401(a)(17) employee" means an Employee whose current Retirement Benefit as of a date on or after the first day of the first calendar year beginning on or after January 1, 1994 is based on Annual Salary for a year beginning prior to the first day of the first calendar year beginning on or after January 1, 1994 that exceeded $150,000.

      Method A: ("Statutory Code Section 401(a)(17) employees")

      Step 1: Determine each "statutory Code Section 401(a)(17) employee's" Retirement Benefit as of the last day of the last Plan Year beginning before January 1, 1993, frozen in accordance with Section 1.401(a)(4)-13 of the Treasury Regulations.

      Step 2: Adjust the amount in Step 1 up through the last day of the last calendar year beginning before the first calendar year beginning on or after January 1, 1994, under the method provided under the Plan for increasing the amount in Step 1 to take into account increases in annual salary in calendar years beginning on or after January 1, 1989. However, if the Plan does not provide for such increases, the amount in Step 2 shall be equal to the amount in Step 1.

      Step 3: Determine the "statutory Code Section 401(a)(17) employee's" Retirement Benefit as of the last day of the last calendar year beginning before January 1, 1994, frozen in accordance with Section 1.401(a)(4)-13 of the Treasury Regulations.

      Step 4: Subtract the amount determined in Step 2 from the amount in Step
3.

      Step 5: Adjust the amount in Step 4 by multiplying it by the following fraction (not less than 1) the numerator of the fraction is the "statutory Code
Section 401(a)(17) employee's" average salary determined for the current year (as limited by Code Section 401 (a)(17)) using the same definition and compensation formula in effect as of the last day of the last calendar year beginning before January 1, 1994 the denominator of the fraction is the Employee's average salary for the last day of the last calendar year beginning before January 1, 1994 using the definition and salary formula in effect as of the last day of the last calendar year beginning before January 1, 1994.

      Step 6: Adjust the amount in Step 1 by multiplying it by the following fraction (not less than 1). The numerator of the fraction is the "statutory Code
Section 401(a)(17) employee's" average salary for the current year (as limited by Code Section 401(a)(17)), using the same definition of salary and salary formula in effect as of the last day of the last calendar year beginning before January 1, 1989.

      Step 7: Add the amounts determined in Step 5, and the greater of Steps for 2.

      Method B: ("Code Section 401(a)(17) employees" other than "statutory Code
Section 401(a)(17) employees")

      Step 1: Determine the Retirement Benefit of each "Code Section 401(a)(17) employee" other than "statutory Code Section 401(a)(17) employees" as of the last day of the calendar year beginning before January 1, 1994, frozen in accordance with Section 1.401(a)(4)-13 of the Treasury Regulations.

      Step 2: Adjust the amount in Step 1 by multiplying it by the following fraction (not less than 1) the numerator of the fraction is the average salary of the "Code Section 401(a)(17) employee" who is not a statutory Code Section 401(a)(17) employee determined for the current year (as limited by Code Section 401(a)(17)), using the definition and salary formula in effect as of the last day of the last calendar year beginning before January 1, 1994 the denominator of the fraction is the employee's average salary for the last day of the last calendar year beginning before January 1, 1994 using the definition and salary formula in effect as of the last day of the last calendar year beginning before January 1, 1994.

      1.22 "Hour of Service" means each hour for which an Employee is paid, or entitled to payment, by a Participating Employer or Affiliate, for the performance of services. An Employee shall also be credited with Hours of Service for (a) any non-work period (occurring prior to Termination of Employment) for which he is paid, or entitled to payment, by a Participating Employer or Affiliate on account of vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, and (b) all periods of compulsory service in the Armed Forces of the United States of America, provided the Employee returns to employment within three months following the date upon which he becomes eligible for separation from active duty in the Armed Forces (or such longer period during which his employment rights are protected by law). Hours of Service credited for a period described under (b) shall be based on the Participant's customarily scheduled working hours.

      Notwithstanding the foregoing, to the extent required by ERISA, if an Employee terminates employment and is paid (or is entitled to payment), for a period beginning immediately thereafter, by a Participating Employer or Affiliate for one of the reasons listed in (a) above (and would not otherwise be entitled to credit for such period), he shall continue to be credited with Hours of Service (but shall accrue no additional benefits) until the earlier of (1) the cessation of such payments or (2) the date he has been credited with 501 Hours of Service since his last day of active work.

      For purposes of this Section, the following rules shall apply:

      (a) A payment shall be deemed to be made by, or due from, a Participating Employer or Affiliate whether such payment is made by the Participating Employer or Affiliate directly, or is made indirectly through a trust fund or an insurer (or other entity) to which the Participating Employer or Affiliate contributes or pays premiums (regardless of whether such contributions or premiums are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate); provided, however, that any payment made or due (1) under a plan maintained solely to comply with applicable unemployment compensation, workmen's compensation or disability insurance laws (or any similar law), or (2) solely to reimburse an Employee for medical or medically related expenses incurred by the employee (or a member of his family) shall not be considered to be direct or indirect compensation paid or due from the Participating Employer or Affiliate; and

      (b) An Employee shall be considered to be entitled to pay for any hour during any of the periods described above for which back pay is either awarded or agreed to by a Participating Employer or Affiliate (irrespective of mitigation of damages).

      (c) Hours of Service credited for any period of full-time employment by an Employee shall be calculated by crediting him with 45 Hours of Service for each calendar week in such period for which he is entitled to be credited with at least one Hour of Service; provided, however, that number of Hours of Service credited with respect to any period of absence (including the week such absence begins and the week such absence ends) shall in no event exceed the actual number of weeks of such absence (including such beginning and ending weeks) multiplied by 45. This rule shall not be used to determine whether such Employee's employment during any calendar month after his Normal Retirement Date involves less than 40 Hours of Service for purposes of Sections 5.3 and 9.2 of the Plan.

      (d) Notwithstanding the foregoing, for eligibility and vesting purposes only, if an Employee who is not employed on a full-time basis terminates service on account of military service and returns to employment with the Employer with legally protected reemployment rights, he shall be credited with a number of Hours of Service for each week of absence for military service equal to the number of hours of work in his customary work week at the time the absence began.

The number of Hours of Service to be credited in accordance with the foregoing, and the calendar year (or other applicable computation period) to which such Hours are credited, shall be determined by the Plan Administrator in accordance with the rules set forth in Labor Department Regulations 2530.200b2-(b) and (c).

      1.23 "Investment Manager" means any investment advisor registered under the Investment Advisors Act of 1940, a bank (other than a Trustee) as defined in such Act, or an insurance company qualified to perform investment management services under the laws of more than one State, which shall have acknowledged in writing that it is a fiduciary with respect to the Plan.

      1.24 "Normal Retirement Date" means the date for normal retirement specified in Section 4.1 of the Plan.

      1.25 "One-Year Break in Service" means any Employment Year during which a Participant does not have any Hours of Service.

      For purposes only of determining whether a Participant has incurred a One-Year Break in Service, a Participant shall be credited with Hours of Service for any non-work period of maternity or paternity leave in accordance with the following rules:

      (a) Such Hours of Service shall be credited for such purpose in the Employment Year in which the leave begins if necessary to avoid a One-Year Break in Service during such calendar year, and shall otherwise be credited in the next following Employment Year for such purpose. Any Hours of Service credit provided under this Section shall, solely for such purpose, replace any credit for the same Hours of Service that would otherwise be given under any other provision of the Plan.

      (b) For purposes hereof, a period of maternity or paternity leave shall mean an absence from work (1) by reason of the Employee's pregnancy or the birth of the Employee's child, (2) by reason of the placement of a child with the Employee in connection with the Employee's adoption of such child or (3) for purposes of caring for such child for a period beginning immediately after such birth or placement.

      (c) The number of Hours of Service credited in respect of such maternity or paternity leave shall be based upon the number of Hours of Service which otherwise would normally have been credited to the Employee but for such absence or, in any case in which the Plan Administrator is unable to determine such normal Hours of Service, shall be 8 Hours of Service per day of absence.

      (d) Notwithstanding the foregoing, no credit shall be given under this Section unless the Employee furnishes to the Plan Administrator (within the time period specified by the Plan Administrator) such information as the Plan Administrator shall require to establish the extent of the period of absence that constitutes a period of maternity or paternity absence under clause (b) above.

      1.26 "Participant" means any person included in the Plan in accordance with the provisions of Article II whose participation has not been terminated thereunder.

      1.27 "Participating Employer" means, collectively or individually, as the context may indicate, the Company and any Affiliate that shall be designated by the Board as a Participating Employer and that shall have adopted the Plan, with any such Affiliate to be considered a Participating Employer under the Plan only during its actual period of participation, except to the extent otherwise specifically provided in Schedule A to the Plan.

      1.28 "Plan" means this Radian Group Inc. Pension Plan, as it may be amended from time to time.

      1.29 "Plan Administrator" means the Company or any person or entity delegated as such by the Board, as described in Section 11.1 of the Plan.

      1.30 "Required Beginning Date" means, for any Participant:

      (a) if he attained age 70-1/2 on or after January 1, 1996, the April 1 of the calendar year following the calendar year in which occurs the later of
      (1) his attainment of age 70-1/2 or (2) his Termination of Employment; provided, however, if he is a 5-percent owner (within the meaning of Code
      Section 416) of a Participating Employer, clause (2) shall not apply;

      (b) if he attained age 70-1/2 before January 1, 1988, and is not a 5-percent owner (within the meaning of Code Section 416) of a Participating Employer, April 1 of the calendar year following the later of the calendar year in which he has a Termination of Employment or the calendar year in which he attained age 70-1/2;

      (c) if he attained age 70-1/2 before January 1, 1988, and is a 5-percent owner (within the meaning of Code Section 416) of a Participating Employer, the later of December 31, 1987 or April 1 of the calendar year following the calendar year in which he attained age 70-1/2;

      (d) if he attained age 70-1/2 before January 1, 1989 and after December 31, 1987, is not a 5-percent owner (within the meaning of Code Section
      416) of a Participating Employer, and has not had a Termination of Employment before January 1, 1989, April 1, 1990;

      (e) if he attains age 70-1/2 on or after January 1, 1989, April 1 of the calendar year next following the calendar year in which he attains Age 70-1/2.

      1.31 "Spouse" or "Surviving Spouse" means the person to whom the Participant is married on his Annuity Starting Date (without regard to whether the marriage terminates at a later date).

      1.32 "Termination of Employment" means, for any Employee, his death, retirement, resignation, discharge or any absence that causes him to cease to be an Employee of a Participating Employer or any Affiliate.

      1.33 "Trust Agreement" means any trust agreement which the Company has entered into or adopted for purposes of funding benefits under the Plan as described in Section 10.1 of the Plan, collectively referred to as the "Trust Agreements".

      1.34 "Trust Fund" means the trust fund established and maintained under any Trust Agreement for the purpose of holding the assets of the Plan, out of which benefits payable under this Plan shall be paid.

      1.35 "Trustee" means the trustee under any Trust Agreement, collectively referred to as the "Trustees".

      1.36 "Year of Service" means, for any Employee, each Employment Year (ending on or after January 1, 1976) that begins after he attains age 18 during which the Employee completes at least 1,000 Hours of Service.

      An Employee's Years of Service for periods prior to January 1, 1976 shall equal his full years of service after attaining age 20 as determined under the Commonwealth Pension Plan as in effect on December 31, 1975; provided, however, that an Employee shall not be credited with a Year of Service for any period prior to January 1, 1976 for any period during which he was eligible to participate in a "Superseded Plan" (as defined in the Commonwealth Pension Plan as in effect on the date preceding the Effective Date) but did not do so.

      For purposes of determining Years of Service, each employee of Amerin Guaranty Corporation as of the date Amerin Guaranty Corporation merged with the Company shall be credited with service with Amerin Guaranty Corporation.

                                   ARTICLE II
                                  Participation

      2.1 Eligibility to Participate. Each person who was an Eligible Employee and a participant in the Commonwealth Plan on the date immediately preceding the Effective Date shall become a Participant in the Plan on the Effective Date, if he is then an Eligible Employee.

      Each other Eligible Employee shall become a Participant on the first day of the Employment Year that next follows the later of (i) the date on which he first performs an Hour of Service as an Employee and (ii) the date he attains age 20-1/2, if he is then an Eligible Employee.

      Notwithstanding the foregoing, each Eligible Employee who is employed on a part-time or temporary basis and who was not a Participant on the Effective Date, shall become a Participant on the first day of the Employment Year or the first day of the seventh month of the Employment Year that next follows the later of (a) the date on which he completes 1,000 Hours of Service during an Employment Year and (b) the date he attains age 20-1/2, if he is then an Eligible Employee

      2.2 Employment with a Predecessor. A person shall receive service credit for any period of employment with a predecessor to a Participating Employer to the extent (a) explicitly provided in the Plan or (b) required by Code Section 414(a)(1) or under regulations prescribed pursuant to Code Section 414(a)(2).

      2.3 Periods of Non-Covered Employment. Any period during which a person is employed by an Affiliate that is not a Participating Employer (either before or after employment covered by the Plan) shall be treated as employment as an Employee for all purposes of the Plan, except that (a) no person may become a Participant during any such period and (b) such period shall not constitute a period of Credited Service for purposes of determining the amount of his Accrued Benefit. If an Employee transfers from employment with a Participating Employer to employment with an

Affiliate that is not a Participating Employer, his employment hereunder will be deemed terminated hereunder at such time as he shall cease to be employed by either the Participating Employers or any Affiliate.

      Any period during which a person is employed by a Participating Employer in a non-covered position (i.e., other than as an Employee), either before or after employment covered by the Plan, shall be treated as employment as an Employee for all purposes of the Plan, except as provided in clauses (a) and (b) of this Section 2.3 of the Plan.

      For purposes of determining eligibility under Article II of the Plan, each employee of Amerin Guaranty Corporation as of the date Amerin Guaranty Corporation merged with the Company shall be credited with service with Amerin Guaranty Corporation.

      2.4 Service as a Leased Employee. In the case of any person who is a "leased employee" of a Participating Employer or an Affiliate, the entire period during which the person performs services for the Participating Employer or an Affiliate shall be treated as employment hereunder for all purposes of the Plan, except that (a) no person may become a Participant during any such period and
(b) no person may accrue service for purposes of determining benefits under
Section 5.1 of the Plan during any such period (assuming such period is not taken into account under any other provisions of the Plan).

      A person who is performing services for a Participating Employer (and is not a common-law employee of the Participating Employer or Affiliate) shall be considered a "leased employee" if:

      (a) such services are provided pursuant to an agreement between the Participating Employer and any other entity (hereinafter referred to as the "leasing organization"),

      (b) such person has performed the services for the Participating Employer (or a related company, within the meaning of Code Section 144(a)(3)) on a substantially full-time basis for a period of at least one year, and

      (c) such services are performed under the primary direction or control of the Participating Employer.

      Notwithstanding the foregoing, a person shall not be considered a leased employee if (1) he is covered by a plan maintained by the leasing organization that constitutes a safe harbor plan under Code Section 414(n)(5) and (2) leased employees do not constitute more than 20 percent of the Participating Employer's non-highly compensated work force. A Participating Employer may rely upon a written certificate by the leasing organization as to whether a person is covered by a plan of the type described.

      2.5 Employment with a Successor. Notwithstanding anything elsewhere in the Plan to the contrary, if a Participant ceases to be employed by any Participating Employer or Affiliate as a result of a stock or asset sale or as a result of any other corporate reorganization, but (because of employment with a successor employer) he does not have a "separation from service" as that term is defined for purposes of Code Section 402(e), no benefits shall be payable to him until he ceases to be employed by such successor employer (or any affiliate thereof within the meaning of Code Sections 414(b) or 414(c)) but he shall not be treated as continuing in employment for any other purpose.

      2.6 Termination of Participation. The participation of a Participant shall cease at such time as neither he nor any person on his behalf shall have any further rights to benefits under the Plan.

      Any Participant who shall terminate employment without vested rights to a benefit under the Plan shall be considered, upon his Termination of Employment, to have received the full value of his interest in the Plan as of the date of his Termination of Employment and he shall have no further rights under the Plan (subject to the provisions of the Plan concerning reemployment).

      A Participant who receives (or is considered to receive) the full value of his interest in the Plan upon his Termination of Employment, shall thereupon cease to be a Participant.

      2.7 Reemployment after Military Service. Effective December 12, 1994, notwithstanding any provision of the Plan to the contrary, benefits and service credit with respect to qualified military service shall be provided in accordance with Code Section 414(u).

                                   ARTICLE III
                                  Contributions

      It is the intention of the Participating Employers to continue the Plan and from time to time to make those contributions thereunder which are considered actuarially necessary (based on the funding policy adopted in accordance with ERISA) to provide benefits under the Plan. The Company, however, reserves the right to reduce, suspend or discontinue the contributions of Participating Employers under the Plan for any reason at any time.

      Any forfeiture occurring under the Plan shall be used as promptly as possible to reduce Participating Employer contributions under the Plan and in no event shall such forfeitures increase the benefit that any person would otherwise receive under the Plan.

      No Participant shall be required or permitted to make any contributions under the Plan.

      Notwithstanding the foregoing or anything elsewhere in the Plan to the contrary, to the extent permitted by applicable government regulations, upon the Company's request, (a) a contribution made under the Plan by a Participating Employer which was made by a mistake of fact shall be returned to the Participating Employer within one year after the payment of the contribution,
(b) a contribution made under the Plan by a Participating Employer which was conditioned upon the initial qualification of the Plan under Code Section 401(a) shall be returned to the Participating Employer within one year after the date on which the initial qualification of the Plan is denied by the Internal Revenue Service, and (c) a contribution or any part of a contribution made under the Plan by a Participating Employer as to which a deduction under Code Section 404 is disallowed shall be returned to the Participating Employer within one year after such disallowance (to the extent disallowed), it being hereby provided that any contribution made under the Plan by a Participating Employer is specifically conditioned upon the current deductibility of the contribution under Code Section 404, and no contribution shall be made under the Plan by a

Participating Employer that is not currently deductible under such Code Section
404. Any contribution to be returned to a Participating Employer in accordance with (a) or (c) above shall be adjusted before return to the Participating Employer to reflect investment losses, but not investment gains.

                                   ARTICLE IV
                                Retirement Dates

      4.1 Normal Retirement Date. The Normal Retirement Date of a Participant shall be the first day of the month coincident or next following the later of
(a) the Participant's 65th birthday or (b) the earlier of (1) the date the Participant completes 5 Years of Service or (2) the 5th anniversary of the date such Plan participation commenced. A Participant's rights to benefits under the Plan shall become fully vested and nonforfeitable upon attainment of the later of age 65 or the earlier of the dates specified under clause (b) above.

      4.2 Early Retirement Date. The Early Retirement Date of a Participant shall be the first day of the month coincident with or next following the first date he has both attained age 55 and completed 15 Years of Service.

      Subject to Section 2.5 of the Plan, a Participant's Termination of Employment after his Early or Normal Retirement Date shall be considered a retirement from employment for all purposes of the Plan.

      4.3 Deferred Retirement Date. If a Participant continues as an Employee after his Normal Retirement Date, his Deferred Retirement Date shall be the first day of the month coincident with or next following the date of his actual retirement.

                                    ARTICLE V
                                    Benefits

      5.1 Normal Retirement Benefit. Subject to the provisions of Section 5.6 of the Plan, the Accrued Benefit of a Participant who is eligible for Normal Retirement benefits shall be an annual benefit, payable monthly, which is the Actuarial Equivalent of a Single Life Annuity commencing at his Normal Retirement Date equal to one-twelfth of:

      (a) 1.1% of his Average Annual Salary multiplied by his number of years of Credited Service not in excess of 35 years; plus

      (b) 0.5% of his Average Annual Salary in excess of Covered Compensation multiplied by his number of years of Credited Service not in excess of 35; plus

      (c) 0.5% of his Average Annual Salary multiplied by his number of years of Credited Service in excess of 35 provided, however, that a Participant's Accrued Benefit shall never be less than his Frozen Retirement Benefit.

      5.2 Early Retirement Benefit. A Participant who retires on or after his Early Retirement Date (and prior to his Normal Retirement Date) shall be entitled to an Early Retirement benefit, commencing on his Normal Retirement Date if he is then living. Such Early Retirement benefit shall be an annual amount equal to:

      (a) the Accrued Benefit to which the Participant would have been entitled under Section 5.1 of the Plan if he had continued employment with a Participating Employer, and continued to be credited with years of Credited Service until his Normal Retirement Date (except that the Participant's Average Annual Salary shall be determined as of his actual date of retirement), multiplied by

      (b) a fraction whose numerator is the Participant's actual years of Credited Service at retirement and whose denominator is the number of years of Credited Service he would have had if he had continued to be credited with years of Credited Service until his Normal Retirement Date. Notwithstanding the foregoing, a Participant who retires on or after his Early Retirement Date (and prior to his Normal Retirement Date) may elect an Early Retirement benefit commencing (if he is then living) as of the first day of any month following his retirement and preceding his Normal Retirement Date. Any such election shall be by prior written notice filed with the Plan Administrator (in a form approved by it) not more than 90 days prior to the day on which such Early Retirement benefit is to commence. Any such Early Retirement benefit shall equal the benefit that would otherwise be payable commencing as of his Normal Retirement Date, reduced by 1/180th for each of the first sixty months and by 1/360th for each of the next sixty months by which his Annuity Starting Date precedes his Normal Retirement Date.

      5.3 Deferred Retirement Benefit. The Deferred Retirement benefit payable to a Participant who retires on a Deferred Retirement Date shall equal a benefit determined in the same manner as a Normal Retirement benefit (determined in accordance with Section 5.1 of the Plan) but based on his Credited Service and Average Annual Salary to his Deferred Retirement Date.

      Notwithstanding the foregoing, the Deferred Retirement benefit payable to a Participant whose benefit commences pursuant to Section 6.1 of the Plan prior to his actual retirement date, on account of (a) reaching his required Beginning Date or (b) continued employment after his Normal Retirement Date that is not substantial (as defined in Section 9.3 of the Plan), shall be a benefit calculated in the same manner as a Normal Retirement benefit under Section 6.1 of the Plan which shall initially be based on his years of Credited Service and Average Annual Salary as of his Annuity Starting Date and shall be recalculated prospectively, as of each January 1 thereafter, to reflect his current total Credited Service and Average Annual Salary.

      5.4 Retirement Benefit in Event of Disability. If a Participant terminates his employment by reason of a total and permanent disability on account of which he becomes entitled to both benefits under a long-term disability plan of a Participating Employer ("LTD Benefits") and disability benefits under the Social Security Act, he shall be eligible for a benefit commencing as of his Normal Retirement Date (or, if later, the date he ceases to be entitled to LTD Benefits but not later than the earliest date permitted under Code Section 401(a)(9)) in an amount that would have been payable as a Normal Retirement benefit (or Deferred Retirement benefit, as the case may be), had he continued to be employed by a Participating Employer as an Eligible Employee at an Annual Salary equal to his Annual Salary on the date his disability absence is determined by the Plan Administrator to have commenced and continued to accrue Normal Retirement benefits during the period he was receiving LTD Benefits; provided, however, that (a) no Credited Service shall be given for benefit accrual purposes for any period of disability during which he was not entitled to receive benefits under the disability provisions of the Social Security Act and
(b) if applicable, any such disability retirement benefit shall be computed on the assumption that no changes in the applicable provisions of the Social Security Act occurred after the date his disability is determined to have begun.

      The benefit provided hereunder shall be in lieu of any benefit to which the Participant would otherwise be entitled under this Article V or Article VIII, except as provided below.

      A Participant receiving LTD Benefits shall be treated as though he were still employed by a Participating Employer as a full-time Employee for purposes of (a) the spouse's annuity coverage provided under Section 7.1 of the Plan (including determination of such Participant's vested right under Article VIII),
(b) the notice provisions of Section 6.1 of the Plan, (c) the service requirement for early retirement and (d) Plan provisions relating to commencement of benefits.

      Notwithstanding the foregoing, if any Participant ceases to be entitled to LTD Benefits because he has recovered from his disability and he does not return to employment within six months from the date he ceases to be entitled to LTD Benefits, his entitlement to a benefit shall then be determined under Sections 5.1, 5.2, 5.3 or Article VIII of the Plan, whichever is applicable. Any such benefit shall be computed as though he had terminated employment on the date he ceased to be entitled to LTD Benefits and in accordance with the applicable provisions of the Social Security Act on the date the Participant's disability began.

      A Participant receiving LTD Benefits who has satisfied the requirements for an Early or Normal Retirement benefit under the Plan may elect to retire under the Plan, as of the first day of any month, by prior notice in writing to the Plan Administrator. In such event, the Participant shall not be entitled to any further benefits under this Section 5.4 of the Plan, but shall be entitled to a benefit under Sections 5.1, 5.2, or 5.3 of the Plan, whichever applies. The amount of such benefit shall equal the amount that would have been payable under the foregoing provisions of this Section 5.4 of the Plan if he had recovered on the date of such retirement. In the event that a Participant shall begin receiving benefits under this Section 5.4 of the Plan while he is still receiving LTD Benefits, his LTD Benefits shall be reduced, to the extent provided under the program paying such LTD Benefits, to reflect any benefit (other than the portion of such benefit attributable to his employee contributions, if any) payable hereunder.

      If any Participant ceases to be disabled and returns to employment, his accumulated Credited Service shall continue to his credit (including any Credited Service he accrued under the foregoing provisions of this Section 5.4 of the Plan during his period of total and permanent disability).

      5.5 Minimum Benefit. A Participant's Accrued Benefit on account of retirement under this Article V shall in no event be less than the Accrued Benefit to which he would have been entitled if he had retired on an earlier date (adjusted to reflect any changes in his Covered Compensation occurring after any such date).

      5.6 Deduction for Other Pension. If any Participant entitled to benefits under this Plan is or shall become, or upon application would become, entitled to benefits under the Commonwealth Pension Plan or the Reliance Pension Plan, by reason of employment or service credited before the most recent date as of which the Participant initially or again became covered by the Plan, and which employment or service is taken into consideration in determining the amount of any payment pursuant to this Plan, then the amount determined under the provisions of the Plan and otherwise payable to such Participant for any period shall be reduced by the amount of the benefits under the Commonwealth Pension Plan or the Reliance Pension Plan, as applicable, paid or payable to him or that would upon application become payable to him for the corresponding period; provided, however, that such deduction shall not exceed the lesser of (a) the amount, to the extent reasonably determinable, of the benefit payable by the Commonwealth Pension Plan or the Reliance Pension Plan, as applicable, attributable to employment with the Company during a period in which the Participant has been credited with years of Credited Service for the purpose of calculating the amount of any benefit under the Plan, or (b) the amount, to the extent reasonably determinable, of the portion of any payment under this Plan attributable to employment or service upon which the benefit payable by the Commonwealth Pension Plan or the Reliance Pension Plan, as applicable, is based, in whole or in part.

                                   ARTICLE VI
                               Payment of Benefits

      6.1 Standard. Benefits under the Plan shall be payable monthly. A Normal Retirement benefit shall be payable commencing as of a Participant's Normal Retirement Date. An Early Retirement Benefit shall be payable commencing as of the date applicable under Section 5.2 of the Plan. A benefit payable under
Section 5.4 of the Plan in the event of disability shall be payable as provided in such Section 5.4 of the Plan. A benefit under Article VIII of the Plan shall be payable as provided in such Article VIII of the Plan. Benefits payable in the standard form, a Single Life Annuity, shall terminate with the monthly payment for the month in which the Participant's death occurs.

      In the case of a Participant who continues as an Employee after his Normal Retirement Date, payment of his benefit shall commence as of (a) his Deferred Retirement Date or (b) if earlier, his Required Beginning Date.

      Notwithstanding the foregoing, if a Participant has reached his Normal Retirement Date and his employment as an Eligible Employee is not substantial (as described in Section 9.3 of the Plan), his benefit shall commence as of the first day of the month (on or after his Normal Retirement Date) in which his employment is not substantial; provided, however, that if such benefit is being paid solely by reason of the Participant's employment not being substantial, such benefit shall be paid only for the months in which his employment is not substantial. If a Participant commences benefits while employed after his Normal Retirement Date because his employment is not substantial and he later resumes substantial employment before reaching his Required Beginning Date, his benefit payments shall be suspended and the provisions of Section 9.4 of the Plan shall apply (as though he had been reemployed).

      Each Participant who continues employment with a Participating Employer after his Normal Retirement Date shall receive a notice containing the information described in Section 9.3 of the Plan. Such notice shall be furnished to the Participant during the calendar month in which his Normal Retirement Date occurs.

      Notwithstanding anything elsewhere in the Plan to the contrary, if a Participant's Normal Retirement Date is after the end of the year in which he attains age 70-1/2 and he acquires a vested right to a pension before his Normal Retirement Date, benefit payments to him shall commence by the latest date permissible under Code Section 401(a)(9).

      6.2 Minimum Distribution Requirements. Unless a Participant elects otherwise, his Annuity Starting Date shall be no later than the 60th day after the close of the Plan Year in which the Participant (a) attains his Normal Retirement Date, (b) incurs a Termination of Employment, or (c) reaches the tenth (10th) anniversary of his date on which he first completed an Hour of Service, whichever occurs last.

            Notwithstanding anything in the Plan to the contrary, the form and the timing of all distributions under the Plan shall be in accordance with regulations issued by the Department of the Treasury under Code Section 401(a)(9), including the incidental death benefit requirements of Code Section 401(a)(9)(G). Notwithstanding anything in the Plan to the contrary, with respect to distributions under the Plan made on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under Section 401(a)(9) of the Code that were proposed on January 17, 2001 (the 2001 Proposed Regulations). Minimum distributions under the Plan shall continue to be made in accordance with the 2001 Proposed Regulations until the calendar year beginning before the effective date of the final regulations under Section 401(a)(9) of the Code or such other date as may be published by the Internal Revenue Service.

      6.3 Qualified Joint and Survivor Annuity. Notwithstanding anything elsewhere in the Plan to the contrary, any Participant who is not married on his Annuity Starting Date shall receive payment of his of benefit in the form of a Single Life Annuity and any Participant who is married on his Annuity Starting Date shall automatically be deemed to have elected to receive an Actuarial Equivalent reduced benefit with 50% of the Participant's reduced benefit to be paid to his Spouse after his death (the "Qualified Joint and Survivor Annuity"), effective as of his Annuity Starting Date, unless such Participant shall have filed a written election with the Plan

Administrator, within 90 days prior to such Annuity Starting Date, effectively waiving the Qualified Joint and Survivor Annuity and effectively electing the Single Life Annuity or the Joint and Survivor Annuity Option. Each Participant shall file a written statement with the Plan Administrator indicating whether he is married, and shall notify the Plan Administrator of any subsequent change in his marital status occurring on or before his Annuity Starting Date.

      Any waiver of the Qualified Joint and Survivor Annuity and election of the Single Life Annuity filed by a Participant shall be effective only if the consent of the Participant's Spouse to such waiver (and election of the Single Life Annuity) is indicated thereon in writing and such consent explicitly acknowledges the effect of the waiver and is notarized, unless no such consent is necessary because (a) such Spouse cannot be located, (b) the Participant and such Spouse are legally separated or the Participant has been abandoned by such Spouse (within the meaning of local law) and has a court order to such effect or
(c) such other circumstance exists as a result of which such consent is not required under applicable Treasury Regulations. Any consent by a Participant's Spouse to a waiver of the Qualified Joint and Survivor Annuity shall be irrevocable. If any payment is made under the Plan in reasonable reliance on (a) a written statement by the Participant that he is unmarried, (b) a Spousal consent that on its face conforms to the requirements set forth above or (c) evidence establishing to the Plan Administrator's satisfaction that a Participant's Spouse cannot be located (or that Spousal consent is unnecessary because of the existence of the other circumstances described above), the Plan's liability for such payment shall be satisfied to the extent of such payment (and the Plan shall have no liability to any Spouse to such extent).

      Any subsequent change (by a married Participant who has previously filed a waiver) in his form of benefit (other than a reinstatement of the Qualified Joint and Survivor Annuity or an election of the Joint and Survivor Annuity Option) shall not be effective unless a new waiver of the Qualified Joint and Survivor Annuity (containing the notarized consent of the Participant's Spouse as described above) is filed with the Plan Administrator. If the Spouse dies on or after the Participant's Annuity Starting

Date, the Participant shall continue to receive only the reduced benefit payable under the Qualified Joint and Survivor Annuity, as though the Spouse had not died.

      The Plan Administrator shall prepare a notice which shall describe in general terms (a) (in the case of a married Participant), the Qualified Joint and Survivor Annuity or (in the case of a single Participant), the Single Life Annuity, (b) the Participant's right to waive the Qualified Joint and Survivor Annuity or the Single Life Annuity, (whichever is applicable) and to revoke any such waiver, (c) in the case of a married Participant, the rights of the Participant's Spouse with respect to such Annuity, (d) the general financial effect of waiving the Qualified Joint and Survivor Annuity or Single Life Annuity (whichever is applicable) and of revoking any such waiver, and (e) the other optional forms of benefit available. Such notice shall also describe the Participant's right to request further financial information about the effect of any such waiver, as described below.

      Such notice shall be furnished by mail or personal delivery to each Participant no more than 90 days and no less than 30 days prior to the Participant's Annuity Starting Date or by any other means the Plan Administrator shall select that conforms to the requirements of ERISA. If a Participant shall so request in writing at least 90 days prior to his Annuity Starting Date or within 30 days after receiving the notice described above, the Plan Administrator shall furnish to the Participant (by mail or personal delivery), within 30 days after the Participant's request, the additional information required by applicable Treasury Regulations; provided, however, that the Plan Administrator need not comply with more than one such request.

      The Annuity Starting Date may be less than 30 days after receipt of the written explanation described above, provided that:

      (a) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of 30 days after receiving the notice to consider whether to waive the Qualified Joint and Survivor Annuity and elect, with his Spouse's consent, a form of distribution other the Qualified Joint and Survivor Annuity.

      (b) the Participant is permitted to revoke an affirmative distribution election at least until the Annuity Starting Date, or, if later, at any time prior to the expiration of the 7-day period that begins the day after the written explanation of the Qualified Joint and Survivor Annuity is provided to the Participant, and

      (c) the Annuity Starting Date is after the date that the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant.

      (d) Notwithstanding the above, if the Plan Administrator provides the written notice described above after the Annuity Starting Date, the Participant (with applicable Spousal consent) may elect to waive any requirement that the written notice be provided at least 30 days prior to the Annuity Starting Date (or to waive the 30-day requirement hereunder) if the distribution commences no more than 7 days after such notice is provided.

      Any election made by a Participant hereunder waiving the Qualified Joint and Survivor Annuity or Single Life Annuity (whichever is applicable) may itself be revoked in writing not later than his Annuity Starting Date, effective as of the date of such revocation. If a waiver is thus revoked, another waiver may be made in accordance with the foregoing provisions of this Section 6.3 of the Plan.

      The Plan Administrator shall interpret the provisions of this Section 6.3 and Section 6.4 of the Plan in such manner, and shall take such administrative actions hereunder, as shall be necessary to comply with applicable provisions of ERISA.

      The payment of benefits to a Participant or any other person shall not commence until such Participant or other person shall have furnished the Plan Administrator with such information as it may reasonably require to provide benefits payable in accordance with the terms of the Plan, including such information as it may require to administer the provisions of the Plan relating to the Qualified Joint and

Survivor Annuity and Surviving Spouse's annuity benefits payable under Sections
7.1 and 7.2 of the Plan.

      6.4 Joint and Survivor Annuity Option. In lieu of a benefit payable in accordance with Section 6.3 of the Plan, a married Participant may, within 90 days prior to his Annuity Starting Date, elect to receive a reduced benefit payable monthly during his lifetime, with 75% or 100% (as the Participant specifies) of such reduced benefit to be paid after his death to his Spouse. The reduced benefits payable to the Participant and his Spouse shall be the Actuarial Equivalent of the Single Life Annuity for the Participant under
Section 6.1 of the Plan. A benefit payable under this Section 6.4 of the Plan shall become effective on the Participant's Annuity Starting Date.

      Subject to Section 7.4 of the Plan, if a Participant dies before his Annuity Starting Date, his election of a Joint and Survivor Annuity Option shall be void. If the Participant's Spouse dies before the Participant's Annuity Starting Date, his election of the Joint and Survivor Annuity Option shall be void. All payments under the Joint and Survivor Annuity Option shall cease with the payment for the month in which the Participant or his Spouse dies, whichever is later.

      6.5 Payment of Small Benefits. Notwithstanding any provision in the Plan to the contrary, the present value of the vested Accrued Benefit payable to the Participant commencing on (a) the earliest date following his Termination of Employment he can receive benefits under the Plan or (b) his Normal Retirement Date, in the case of a Participant whose employment terminates prior to his Normal Retirement Date, if the use of such date produces a greater present value, shall be paid in a lump sum (in lieu of all annuity or other Plan benefits) as soon as practicable following the Participant's Termination of Employment (other than by death), if the Actuarial Equivalent lump sum value of the Participant's Accrued Benefit is $5,000 ($3,500 prior to January 1, 2002 ) or less. Any Participant who shall terminate employment (other than by death) without vested rights to a benefit under the Plan shall be considered, upon his Termination of Employment, to have received the full value of his interest in the Plan and he shall have no further rights under the Plan (subject to the provisions of the Plan concerning reemployment).

      6.6 General Rules and Restrictions. Any election of an optional form of payment shall not be effective unless such optional form complies with the Proposed Regulations under Code Section 401(a)(9) (including the minimum distribution incidental benefit requirements of Section 1.401(a)(9)-2 of such Proposed Regulations) or any successor regulations.

6.7 Direct Rollover of Benefits from Plan.

      (a) This Section 6.7 of the Plan shall apply to distributions made from the Plan on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a direct rollover.

      (b) For the purposes of this Section 6.6 of the Plan, the following definitions will apply:

                  (1) "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution shall not include:

                        (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the

                              Distributee's designated Beneficiary, or for a specified period of ten (10) years or more; and

                        (ii) any distribution to the extent such distribution is required under Code Section 401(a)(9).

                  (2) "Eligible Retirement Plan" shall mean an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                  (3) "Distributee" shall mean an Employee or former Employee. It shall also include the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), as it regards to the interest of the spouse or former spouse.

                  (4) "Direct Rollover" shall mean a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                                   ARTICLE VII
                                 Death Benefits

      7.1 Death While Employed. A benefit shall be payable hereunder to a Participant's Surviving Spouse in the event of the Participant's death while employed by a Participating Employer on or after the date he first acquires a vested right to a benefit under the Plan (except to the extent that (a) a prior benefit election (including a deemed election) remains in effect in accordance with the provisions of Section 9.4 of the Plan or (b) the Participant has begun receiving his benefit while employed after his Normal Retirement Date).

      If the Participant's death occurs on or after the earliest date he could retire under the Plan, the annuity payable hereunder to the Participant's Surviving Spouse shall be a life annuity in an amount equal to 50% of the amount that would have been payable to the Participant had he retired and immediately commenced receiving a reduced benefit under the Plan on the day before his death, in the form of a Qualified Joint and Survivor Annuity. Such annuity shall commence as of the first day of the earliest month that the Participant could have commenced receiving benefits and shall cease with the payment for the month in which the Surviving Spouse dies.

      If the Participant's death occurs before the earliest date he could retire under the Plan, the annuity payable hereunder to the Participant's Surviving Spouse shall be a life annuity in the amount that would be payable to the Surviving Spouse if the Participant had terminated employment on the day of his death (but had not then died) and had died immediately after beginning to receive reduced benefit payments on the earliest date he could have commenced receiving reduced benefits under the Plan, with the Qualified Joint and Survivor Annuity in effect. Such annuity shall commence as of the first day of the earliest month that the Participant could have commenced receiving benefits and shall cease with the payment for the month in which the Surviving Spouse dies.

      7.2 Death After Vested Termination of Employment. A benefit shall be payable hereunder to a Participant's Surviving Spouse in the event of the Participant's death after he has retired or otherwise terminated employment but before his Annuity Starting Date, if at the Termination of Employment, he had acquired a vested right to a benefit under the Plan.

      If the Participant's death occurs on or after the earliest date as of which he could have commenced to receive benefits, any annuity payable hereunder to his Surviving Spouse shall commence as of the first day of the month coincident with or next following the Participant's death and shall cease with the payment for the month in which the Surviving Spouse dies. The amount of the annuity shall be the amount that would have been payable to the Surviving Spouse if the Participant had commenced receiving a reduced immediate benefit under the Plan on the day before his death, with the Qualified Joint and Survivor Annuity in effect.

      If the Participant's death occurs before the earliest date as of which he could have commenced to receive benefits, any annuity payable hereunder to his Surviving Spouse shall commence as of the first day of the earliest month that the Participant could have commenced receiving benefits under the Plan and shall cease with the payment for the month in which the Surviving Spouse dies. The amount of the annuity shall be the amount that would have been payable to the Surviving Spouse if the Participant had survived to the earliest date as of which payments could have commenced and had died immediately after beginning to receive reduced benefits on such date, with the Qualified Joint and Survivor Annuity in effect.

      7.3 Commencement of Surviving Spouse's Annuity. Notwithstanding anything elsewhere in this Article VII of the Plan to the contrary, any Surviving Spouse's annuity otherwise payable under Sections 7.1 or 7.2 of the Plan commencing as of a date before a Participant would have reached his Normal Retirement Date, shall instead commence as of the date the Participant would have reached his Normal Retirement Date, unless the Surviving Spouse elects in writing, within 90 days after the Participant's death, to have the annuity commence as of the earlier date otherwise applicable (or elects to have the annuity commence as of the first day of any subsequent month prior to the date the Participant would have reached his Normal Retirement Date, by prior written notice filed with the Plan Administrator). The amount of any such Surviving Spouse's annuity commencing on the date the Participant would have reached his Normal Retirement Date shall be determined as provided above, but without taking into account any reduction for early commencement of payments, the amount of such Surviving Spouse's annuity commencing on an earlier date shall be similarly determined but shall take into account any applicable reduction for early commencement of payments.

      7.4 Special Rule Concerning Joint and Survivor Annuity. If (a) a Participant had elected to commence benefits on a specific date by written notice to the Plan Administrator in accordance with the applicable provisions of the Plan or a Participant's benefits are to commence on or after his Normal Retirement Date or Required Beginning date in the absence of any such election and (b) within 90 days prior to such Annuity Starting Date, the Participant had elected a Joint and Survivor Annuity under Section 6.4 of the Plan, any Surviving Spouse's annuity under Sections 7.1 or 7.2 of the Plan in respect of the Participant's death prior to such Annuity Starting Date shall be based on the amount payable under such Joint and Survivor Annuity; provided, however, that in the case of a Participant who dies while employed on or after the earliest date he could retire under the Plan, the annuity payable hereunder to his Surviving Spouse shall not be less than the amount determined pursuant to
Section 7.1 of the Plan.

      7.5 Lump Sum Payment of Surviving Spouse's Annuity. Notwithstanding anything elsewhere in the Plan to the contrary, the present value of the benefit payable to any Surviving Spouse under this Article VII of the Plan commencing on
(a) the earliest date following the Participant's death such Surviving Spouse can receive benefits under the Plan or (b) the Participant's Normal Retirement Date, in the case of a Participant whose death occurs prior to his Normal Retirement Date, if the use of such date produces a greater present value, shall be paid in a lump sum (in lieu of all annuity or other Plan benefits) as soon as practicable following the Participant's death, if 50% of the Actuarial Equivalent lump sum value amount of the Participant's Accrued Benefit as of his date of death (commencing at his Normal Retirement Date under the standard form) is $5,000 ($3,500 prior to January 1, 2002) or less.

                                  ARTICLE VIII
                            Termination of Employment

      8.1 Termination of Employment After 5 or More Years of Service. Subject to the provisions of Article IX of the Plan in the event of reemployment, if a Participant incurs a Termination of Employment prior to his Normal Retirement Date after completing at least 5 Years of Service, he shall have a nonforfeitable interest in his Accrued Benefit.

      8.2 Early Commencement of Termination Benefit. Notwithstanding the foregoing, any such Participant entitled to a vested benefit under Section 8.1 of the Plan who has completed 15 Years of Service may elect to have payment of such vested benefit commence as of the first day of any month on or after his 55th birthday that is prior to his Normal Retirement Date. Such election shall be made by written notice to the Plan Administrator (in form approved by it) not more than 90 days prior to such Participant's Annuity Starting Date, and such benefit shall be equal to the benefit that would have been payable to the Participant under Section 5.2 of the Plan, actuarially reduced to reflect the early commencement of payments.

      8.3 Payment of Benefits. The provisions of Article VI of the Plan shall apply to any benefits payable under this Article VIII of the Plan, as though the Participant had retired.

                                   ARTICLE IX
                                  Reemployment

      9.1 Reemployment Without Intervening Break in Service. If after having previously terminated employment with all Participating Employers and Affiliates, a person shall resume his status as an Eligible Employee without an intervening One-Year Break in Service, benefit payments being made to him (if any) shall be suspended. He shall resume participation in the Plan immediately as though such Termination of Employment had not occurred (if he was a Participant at the time his employment terminated) and his credit for Hours of Service, Credited Service and Years of Service before his Termination of Employment shall be reinstated for all purposes of the Plan (including calculation of his Average Annual Salary) as though such Termination of Employment had not occurred; provided, however, that if he shall have received any periodic or lump-sum payments in respect of his prior Termination of Employment, the benefits otherwise payable to him upon his later Termination of Employment shall be reduced by an amount that is the Actuarial Equivalent of the payments made to him prior to his reemployment (except that the value of such actuarial reduction shall not exceed the charge made for such benefit payments originally and if such later termination occurs after his Normal Retirement Date, the actuarial value of such reduction shall not exceed the actuarial value, as of the Participant's Normal Retirement Date, of any benefit payments made to him prior to such date).

      9.2 Reemployment After Intervening Break in Service. If after having previously terminated employment, a person shall resume his status as an Eligible Employee after at least a One-Year Break in Service, benefit payments being made to him (if any) shall be suspended, and he shall resume his participation in the Plan as of the date he satisfies the requirements for eligibility in the Plan as set forth in Section 2.1 of the Plan (disregarding for this purpose all service prior to his reemployment). As of the date he shall satisfy the service requirement for participation, if he is then an Eligible Employee, his credit with respect to periods of employment before his Termination of Employment shall be reinstated and he shall be given credit for the period since his reemployment as though such Termination of Employment had not occurred, except that the restriction set forth in the provision to Section 9.1 of the Plan shall apply; provided, however, that such credit shall not be reinstated in the case of a person who is reemployed after at least five consecutive One-Year Breaks in Service and who had no vested rights to benefits hereunder at the time of his prior Termination of Employment. If there are benefits remaining payable to any Eligible Employee on the date of his reemployment and he again terminates employment prior to satisfying the requirements hereof for a reinstatement of his credit for his previous employment, the actuarial value of any such benefits remaining payable to him as of the date of his reemployment shall be preserved to his credit (on a fully vested basis) and shall be paid to him after termination of such reemployment in accordance with the provisions of the Plan.

      9.3 Reemployment After Normal Retirement Date. Notwithstanding anything contained herein, (a) if a Participant resumes his status as an Eligible Employee after reaching his Required Beginning Date, his benefit payments shall be continued, as provided in Section 6.1 of the Plan and (b) if at any time after a Participant's resumption of service (and before clause (a) above becomes applicable to him) his employment after Normal Retirement Date in any month is not substantial, a benefit payment shall be made to him for such month in accordance with Section 6.1 of the Plan. For this purpose a Participant's employment will be considered substantial for any month only if he completes 40 or more Hours of Service in such month. If a Participant is receiving benefits and in any subsequent month (prior to his Required Beginning Date) he again completes at least 40 Hours of Service, no benefit payment shall be made to him for such subsequent month.

      If any Participant shall resume his status as an Eligible Employee after his Normal Retirement Date and benefit payments to him are suspended as provided herein, the Plan Administrator shall furnish him with a notice containing (a) a description of the specific reasons for the suspension of benefit payments, (b) a general description of the Plan provisions relating to the suspension (including the provisions of Sections 4.3, 5.3, 6.12 and 9.3 of the Plan), (c) a copy of such provisions, (d) a statement to the effect that applicable Department of Labor regulations may be found in section 2530.203-3 of the Code of Federal Regulations and (e) a description of the

Plan's claims procedure. Such notice shall be furnished by personal delivery or first class mail during the first calendar month in which benefit payments are suspended.

      Benefit payments suspended under this Section shall resume (or commence, in the case of a Participant who continues in service after his Normal Retirement Date) no later than the earlier of (a) the first day of the third calendar month following the month in which the Participant's substantial employment ceases or, if later, the first day of the calendar month following receipt by the Plan Administrator of the Participant's notice that his substantial employment has ceased or (b) the Participant's Required Beginning Date. The initial resumption payment shall include payment for the current month and for any previous calendar months since the cessation of the Participant's substantial employment.

      The resumed benefit payments shall be recalculated on the basis of Annual Salary earned and years of Credited Service credited (if any) during such period of reemployment and the provisions of the Plan as then in effect. The resumed benefit payments shall be paid in the same form as the suspended benefit payments. Resumed benefits shall be reduced by an amount equal to any benefits which were paid to the Participant with respect to a calendar month in which the Participant was engaged in substantial employment. However, the reduction in any monthly benefit, other than the initial resumption payment, shall not exceed twenty-five percent (25%) of such monthly benefit. Any remaining reduction shall be applied to benefits payable in subsequent months

      9.4 Form of Benefit. The following rules shall apply with respect to a Participant's form of benefit in the event of his reemployment.

      (a) If a Participant is reemployed hereunder prior to his Normal Retirement Date, any election previously made by him under Article VI of the Plan with respect to the form of his benefits shall be canceled and shall be of no further effect.

      (b) If a Participant is reemployed after his Normal Retirement Date and his most recent election as to the form of his benefits ("benefit election") became effective on or after his Normal Retirement Date, such benefit election shall continue in effect and shall apply to all benefits (including subsequent accruals), with death benefits, if any, to be paid in accordance with such form of payment.

      (c) If any such Participant's most recent benefit election became effective prior to his Normal Retirement Date and his benefits are suspended upon reemployment, such prior election shall be canceled and he shall be permitted to make a new election (or have a deemed election apply with respect to his entire accrued benefit, effective as of his subsequent resumption of pension benefits (which election shall continue in effect for all periods thereafter and shall apply to all subsequent benefit accruals).

      (d) If any such Participant's most recent benefit election became effective prior to his Normal Retirement Date but, in accordance with Section 9.3 of the Plan, his benefits are not suspended upon his reemployment, such prior election shall remain in effect as to his Accrued Benefit at the time of his reemployment, and he shall be permitted to make a new election (or have a deemed election apply) as of the date additional benefits become payable to him on account of accruals after his reemployment (which election shall continue in effect for all periods after such date and shall apply to all subsequent benefit accruals).

                                    ARTICLE X
                                     Funding

      10.1 Establishment of Trust. The Company has entered into a Trust Agreement with the Trustee for the purpose of providing benefits under the Plan. Such Agreement contains provisions with respect to powers and authority of the Trustee and the authority of the Board from time to time to remove such Trustee and to appoint a new Trustee in place of any then acting Trustee.

      Notwithstanding the foregoing, the Board may authorize an officer of the Company to select a Trustee and enter into a Trust Agreement with the Trustee containing such provisions as the officer deems appropriate.

      The Trust Agreement is deemed to form a part of the Plan and any and all rights which may accrue to any person under the Plan are subject to all of the terms and provisions of the Trust Agreement to the extent such terms and provisions of the Trust Agreement do not conflict with the terms and provisions of the Plan.

      Upon the transfer by a Participating Employer of any money to the Trustee, all interest of a Participating Employer therein shall cease and terminate, except as provided in Articles III or XV of the Plan. Legal title to the Trust is vested absolutely in the Trustee, and (except as provided in Articles III or XV of the Plan) no part of the corpus of the Trust or income therefrom may be used for or diverted to purposes other than the exclusive benefit of the Participants and their beneficiaries (or joint annuitants) under the Plan, or for expenses of administering the Plan and Trust.

      10.2 Administration of the Trust. The Trustee shall have custody of the assets of the Trust. At the direction of the Plan Administrator, the Trustee shall make payments to or on account of Participants out of the Trust. Except as provided below, the Trustee shall have sole discretionary responsibility for the investment and management of the Trust Fund.

      In accordance with the terms of the Trust Agreement, the Trustee appointed as Investment Trustee by the Board may appoint an Investment Manager for all or a portion of the assets of the Trust. Each such person shall become an Investment Manager for the Plan upon its acknowledgment in writing that it is a fiduciary with respect to the Plan. Notwithstanding the foregoing provisions of this Section 10.2 of the Plan, each Investment Manager so appointed shall have exclusive responsibility for directing the investment and management of the Trust assets, in conformity with the investment policy set by the Board, to which its appointment applies, as determined from time to time by the Board, and the Trustee shall not have any responsibility for the investment and management of such assets. The Board may at any time remove any person serving as an Investment Manager upon written notice to such person.

      Each Investment Manager shall exercise its fiduciary responsibilities with respect to Plan assets allocated to it, including (without limitation) any responsibility of diversification imposed by law, as if the assets allocated to it constituted the entirety of the Plan assets; provided, however, that the Board may direct that an Investment Manager invest only in a class or classes of assets specified by the Board, in which case the Board shall have the fiduciary responsibility for ensuring that the diversification requirements imposed by law are not thereby violated.

      10.3 General. Subject to the provisions of applicable law, benefits under the Plan shall be payable solely from the Trust Fund and only to the extent that the allocable assets held in the Trust Fund shall suffice therefor.

      10.4 Changes in Funding Medium. Notwithstanding the foregoing provisions of this Article X of the Plan, the Board may at any time or times change the method and medium of funding benefits under the Plan and take procedures appropriate to such ends, subject to the provisions of Article XV of the Plan and of applicable law.

                                   ARTICLE XI
                           Administration of the Plan

      11.1 General. The Company shall be the Plan Administrator of the Plan for purposes of ERISA.

      The Company shall be the named fiduciary responsible for the administration of the Plan. The Company may, however, by or pursuant to a resolution of the Board, delegate to any person or entity any of its powers or duties under the Plan. To the extent of any such delegation, the delegate shall become the named fiduciary responsible for administration of the Plan (if the delegate is a fiduciary by reason of the delegation), and any references to Company shall apply instead to the delegate. Any action by the Company assigning any of its responsibilities to specific persons who are all directors, officers, or employees thereof shall not constitute delegation of its responsibility but rather shall be treated as the manner in which the Company had determined internally to discharge such responsibility.

      The Company shall adopt such rules for administration of the Plan as it considers desirable, provided they do not conflict with the terms of the Plan, and may construe the Plan, make factual determinations, correct defects, supply omissions and reconcile inconsistencies to the extent necessary to effectuate the terms of the Plan and such action shall be conclusive. Records of administration of the Plan shall be kept, and Eligible Employees and their beneficiaries may examine records pertaining directly to themselves.

      The Company may contract for legal, actuarial, investment advisor, medical, accounting, clerical and other services to carry out the Plan.

      The Company shall annually review and determine the funding policy of the Plan, with the advice of such experts as the Company deems appropriate.

      All rules, decisions and designations by the Company under the Plan shall be made in a nondiscriminatory manner, and persons similarly situated shall be treated alike.

      Neither the Company, the Participating Employers, nor their directors, officers or employees shall be liable for any loss due to an error or omission in administration of the Plan unless the loss is due to the gross negligence or willful misconduct of the party to exercise a fiduciary responsibility with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a life character and with like aims.

      11.2 Disputes.

      (a) In the event that the Plan Administrator denies, in whole or in part, a claim for benefits by a Participant or his beneficiary, the Plan Administrator shall furnish notice of the denial to the claimant, setting forth:

            (1)   the specific reasons for the denial,

            (2) specific reference to the pertinent Plan provisions on which the denial is based,

            (3) a description of any additional information necessary for the claimant to perfect the claim and an explanation of why such information is necessary, and

            (4) appropriate information as to the steps to be taken if the claimant wishes to submit his claim for review.

            Such notice shall be forwarded to the claimant within 90 days of the Plan Administrator's receipt of the claim; provided, however, that in special circumstances the Plan Administrator may extend the response period for up to an additional 90 days, in which event it shall notify the claimant in writing of the extension, and shall specify the reason or reasons for the extension.

      (b) Within 60 days of receipt of a notice of claim denial, a claimant or his duly authorized representative may petition the Plan Administrator in writing for a full and fair review of the denial. The claimant or his duly authorized representative shall have the opportunity to review pertinent documents and to submit issues and comments in writing to the Plan Administrator. The Plan Administrator shall review the denial and shall communicate its decision and the reasons therefor to the claimant in writing within 60 days of receipt of the petition; provided, however, that in special circumstances the Plan Administrator may extend the response period for up to an additional 60 days, in which event it shall notify the claimant in writing prior to the commencement of the extension.

      11.3 Plan Expenses. All expenses reasonably incurred in the administration of the Plan shall be paid by the Trustee out of the Plan's assets (either directly or through reimbursement of the Participating Employers for any such expenses paid by the Participating Employers), except to the extent that the Participating Employers shall otherwise provide for such payment.

                                   ARTICLE XII
                      Limitation on Assignment of Benefits

      12.1 Limitation on Assignment of Benefits. Except as specifically permitted by applicable Treasury Regulations, no benefit payable at any time under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, attachment, garnishment or encumbrance of any time, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, attach, garnish or encumber the same shall be void, nor shall any such benefit be in any way liable for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to such benefit.

      Notwithstanding the foregoing or anything elsewhere in the Plan to the contrary, all benefits shall be paid under the Plan which are required to be paid under the terms of any domestic relations order constituting a "Qualified Domestic Relations Order" ("QDRO") under ERISA, in such manner and to such person or persons as such QDRO shall specify.

      The Plan Administrator shall establish reasonable procedures for determining the qualified status of any domestic relations order and for administering distributions under any QDRO. No payments shall be made from the Plan pursuant to a QDRO before the earliest date the Participant (a) is entitled to begin receiving benefits under the Plan (other than the Plan's provisions relating to the payment of benefits whose value does not exceed $5,000) or (b) (in the case of a Participant who is still employed) would be entitled to thus begin receiving such benefits immediately, if he were to retire.

                                  ARTICLE XIII
                                  Miscellaneous

      13.1 Limitation of Rights. No person shall have any vested right under the Plan except as otherwise expressly provided in the Plan. Neither the Plan nor any action of the Board or of the Plan Administrator, heretofore or hereafter taken, shall be construed to give any person a right to be retained in the employ of a Participating Employer, or to furnish any basis for a claim to any benefit before or after retirement or Termination of Employment except as provided in the Plan, or to interfere with the right of a Participating Employer to discharge, suspend or otherwise treat any person without regard to the effect which such action might have upon him under the Plan.

      13.2 Actions of Participating Employers. Any action by a Participating Employer under the Plan may be by resolution of its Board of Directors or by resolution of any person or persons authorized by such Board of Directors to take such action.

      13.3 Inability to Locate Payee. If the Plan Administrator is unable, after making reasonable efforts, to locate any person to whom an amount is payable under the Plan, such person's rights under the Plan shall be forfeited. For this purpose, the Plan Administrator will be deemed to have been unable, after making reasonable efforts, to locate a payee if (a) a written notice has been sent to such person's last known address, by first class or certified mail, notifying him of his eligibility to receive a benefit under the Plan, and the payee has not responded to such written notice within 90 days and (b) a notification has been sent to the Pension Benefit Guaranty Corporation or the Social Security Administration (under their program to identify payees under retirement plans) and the payee has not responded within six months thereafter. The benefit of any person whom the Plan Administrator is unable, after the foregoing or other reasonable efforts, to locate shall in any event be forfeited no later than the date by which distributions are required to have commenced under Code Section 401(a)(9). If any such person thereafter files a claim for the forfeited benefits with the Plan Administrator, the benefit rights forfeited by such person shall be reinstated and benefits shall be payable to the person in accordance with the Plan's provisions (including, in addition to future payments due, a lump-sum payment (to be made as promptly as practicable) equal to the aggregate dollar amount of the benefit payments missed because of the inability to locate the person).

      13.4 Exclusivity of Benefits. The Plan has been created for the exclusive benefit of Participants and beneficiaries. Except as provided in Article III and
Section 15.2 of the Plan, no part of the assets of the Plan shall revert to a Participating Employer nor be used other than for the exclusive benefit of Participants and beneficiaries and payment of Plan expenses. No person shall have any interest in or right to any part of the assets of the Plan, or any rights in, to or under any Trust Agreement, except to the extent expressly provided in the Plan.

      13.5 Distributions on Behalf of Incapacitated Persons. If the Plan Administrator receives evidence satisfactory to it that (i) a person entitled to receive any payment under the Plan is physically, mentally or otherwise incompetent to receive such payment and to give a valid release therefor, and
(ii) another person or an institution is then maintaining or has custody of such person and no guardian, committee or other representative of the estate of such person has been duly appointed by a court of competent jurisdiction, the Plan Administrator may direct that the payment or any portion thereof be made to such other person or institution, and the release of such other person or institution shall be a valid and complete discharge of the payment or the portion thereof so made.

      13.6 Determination as to Payment of Benefits by the Plan Administrator. Benefits under this Plan shall be paid only if the Plan Administrator decides in his discretion that the claimant is entitled to them. Payments in accordance with such determination shall constitute a complete discharge of the payment thereof so made.

      13.7 Withholding Requirements. Any benefit payment made under the Plan will be subject to any applicable income tax withholding requirements. For this purpose, the Plan Administrator shall provide the Trustee with any information that the Trustee needs to satisfy such withholding obligations and with any other information that may be required by regulations promulgated under the Code.

                                   ARTICLE XIV
                             Limitation on Benefits

      14.1 Maximum Limitations. In addition to any other limitations set forth in this Plan, and notwithstanding any other provisions of the Plan, no benefit shall be paid with respect to a Participant which exceeds the limitation under the provisions of Code Section 415. Code Section 415 is hereby incorporated by reference. For purposes of applying the limitations under Code Section 415, "compensation" for any calendar year shall mean wages as defined in Code Section 3401(a) for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the service performed. Effective with respect to Plan Years beginning prior to January 1, 2000, to whatever extent the Code Section 415(e) would restrict the combined benefits payable under this Plan and any other plan and such other plan does not require the reduction in benefits under such other plan to prevent the payment of benefits in excess of those allowed, the benefits payable under this Plan shall be reduced.

                                   ARTICLE XV
                      Amendment or Termination of the Plan

      15.1 Right to Amend or Terminate. Subject to applicable law and to the further provisions of this Article XV of the Plan, the Company reserves the right from time to time to amend the Plan by action of the Board, in any way (whether or not the cost of the Plan to the Participating Employers be increased thereby) and to suspend or terminate the Plan either (a) in its entirety or (b) with respect to Eligible Employees at any location of the Participating Employers; provided, however that no amendment to the Plan shall have the effect of retroactively depriving Participants of benefits already accrued under the Plan.

      No amendment to the Plan shall be effective if it authorizes or permits any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to any purpose other than for the exclusive benefit of the Participants or their beneficiaries or estates or causes any reduction in the benefit of any Participant (except to the extent permitted under Code Section 412(c)(8)); or causes or permits any portion of the Trust Fund to revert to or become property of the Participating Employers.

      Except as permitted by the Treasury Regulations, no Plan amendments or transactions having the effect of a Plan amendment (such as a merger, Plan transfer or similar transaction) shall be effective to the extent it eliminates or reduces any "Code Section 411(d)(6) protected benefit" the result of which is a further restriction on such benefit unless such protected benefits are preserved with respect to benefits accrued as of the later of the adoption date or the effective date of the amendment. "Code Section 411(d)(6) protected benefits" are benefits described in Code Section 411(d)(6) early retirement benefits and retirement type subsidies and optional forms of benefit.

      If any future amendment to the Plan which alters the vesting provisions of
Section 8.1 of the Plan, then any active Participant, with at least three Years of Service on the later of the adoption of such amendment or its effective date, may elect to have his vested interest in his Accrued Benefit computed under the Plan without regard to such amendment. Such election must be made within 60 days from the latest of the date on which (a) such amendment was adopted, (b) the amendment was effective or (c) the Participant was issued written notice of such amendment by the Plan Administrator.

      Notwithstanding the foregoing, a committee delegated by the Plan Administrator, by a majority of its members, may adopt any Plan amendments that
(a) are designed to implement contractual commitments by the Company, (b) reflect changes approved in substance by the Board, or (c) make changes not involving material cost increases for purposes of legal compliance, clarity, administrative convenience or otherwise. No further administrative action shall be required for such amendment to be effective (except to the extent otherwise required by resolution of the Board).

      Notwithstanding the foregoing, no amendment to the Plan which increases the current liability of the Plan for the calendar year in which the amendment is to be effective shall take effect until the Company provides security to the Plan, if and to the extent required under Code Section 401(a)(29).

      Subject to the provisions of Article III of the Plan, at no time prior to the satisfaction of all liabilities under the Plan to Participants, their beneficiaries and joint annuitants shall the corpus or income of the Trust Fund be used for, or diverted to, purposes other than the exclusive benefit of such Participants, beneficiaries and joint annuitants and the payment of taxes and administrative expenses of the Plan.

      Anything in this Article to the contrary notwithstanding, any amendment to the Plan may be made which in the opinion of the Board is necessary or appropriate (a) to qualify or maintain the Plan as a plan and trust meeting the requirements of the applicable provisions of the Code and regulations thereunder and corresponding provisions of subsequent laws and regulations or (b) to conform to any requirements of ERISA.

      15.2 Complete Termination of the Plan. The Company shall have the power to terminate the Plan, by resolution of the Board, subject to applicable law. Notice of such termination shall be given to the Trustee.

      After termination of the Plan, (a) no further contributions shall be made hereunder and (b) there shall be no further accrual of benefits (i.e., no increase in Accrued Benefits by reason of additional Credited Service, a change in a Participant's Average Annual Salary, an increase in the benefits permissible under Code Section 415 or any other event). However, the Plan Administrator shall continue to administer the Plan, and all provisions of the Plan and Trust shall remain in force which are necessary in the opinion of the Plan Administrator.

      Upon termination of the Plan in its entirety, the right of each Participant to benefits accrued to the date of such termination (hereinafter referred to as the "Termination Date") that would be vested under the provisions of the Plan in the absence of such termination shall continue to be vested and nonforfeitable; and the right of each such Participant to any other benefits accrued to the Termination Date shall be fully vested and nonforfeitable to the extent then funded under the priority rules described below. In any event, a Participant (or anyone claiming benefits on his account) shall have recourse only against the assets of the Plan for the payment of benefits thereunder, subject to any applicable provisions of Title IV of ERISA.

      In the event of such termination, amounts held under the Plan shall be allocated, subject to provision for expenses of administration and liquidation, to provide benefits as follows, in the following order of priority, to the extent of the sufficiency (actuarial determined) of such funds:

      (a) To benefits payable to a Participant (or his beneficiary or joint annuitant) who (1) was in pay status as of the beginning of the three-year period ending on the Termination Date, based on the provisions of the Plan (as in effect during the five-year period ending on the Termination Date, under which such benefit would be the least or (2) would have been in pay status as of the beginning of such three-year period if the Participant had retired prior to the beginning of the three-year period and if his benefits had commenced (in the standard form of annuity under the Plan) as of the beginning of such period, based on the provisions of the Plan (as in effect during the five-year period ending on the Termination Date) under which such benefits would be the least. For purposes hereof, the lowest benefit in pay status during a three-year period shall be considered the benefit in pay status for such period.

      (b) To all other benefits of a Participant (or his beneficiary or joint annuitant) under the Plan to the extent such benefits are guaranteed by the Pension Benefit Guaranty Corporation (in accordance with the priorities listed in Section 4044(a)(4) of ERISA).

      (c) To all other nonforfeitable benefits under the Plan (excluding any benefits which become nonforfeitable due to termination of the
            Plan).

      (d)   To any other benefits remaining payable under the Plan.

      If the assets of the Plan as of the Termination Date exceed the amounts required under priorities (a) through (d) above, such excess shall, after all liabilities of the Plan with respect to the benefits payable to or on account of all Participants have been satisfied, revert to the Participating Employers.

      If the assets of this Plan are insufficient to fully satisfy priority (b) above, the following allocation rule shall apply:

      (a) the available assets shall be applied to procure nonforfeitable benefits under the Plan as in effect at the beginning of the five-year period ending on the Termination Date; and

      (b) if the available assets are sufficient to satisfy benefits payable under clause (a) above (without regard to this clause (b)) then the benefits described in clause (a) above shall be determined by the most recent Plan amendment effective during such five-year period under which the assets available for allocation are sufficient to satisfy in full the benefits described in clause (a) above and any assets remaining shall be allocated under clause (a) above on the basis of this Plan as amended by the next succeeding amendment effective during such period. If the assets held under the Plan shall be inadequate to provide in full for the allocations under any one of the above priorities other than priority (2), they shall be allocated among the Participants (or their beneficiaries or joint annuitants) entitled to receive amounts under that priority in proportion to the actuarial values of their respective accrued benefit.

      Upon termination of the Plan in its entirety, the amounts allocated to Participants, joint annuitants and beneficiaries as provided above shall be used to purchase annuity benefits for the persons entitled to retirement or disability benefits in the order of priority provided above.

      15.3 Partial Termination of the Plan. If at any time the Plan is terminated as to any group of Participants under such circumstances as to constitute a partial termination of the Plan within the meaning of Code Section 411(d)(3), the rights of each such Participant as to whom the Plan is terminated to benefits that have accrued to the date of such termination and that would be vested under the provisions of the Plan in the absence of such termination shall continue to be so vested and the right of each Participant (as to whom such termination occurred) to any other benefits accrued to the date of such termination shall be vested to the extent that assets would be allocable to such benefits under the priority rules described in Section 15.2 of the Plan, had a complete termination of the Plan occurred on the date of such partial termination (but without regard to any additional contributions the Participating Employers might have been required to make if a complete termination had occurred). In any event, Participants as to whom such termination occurred shall have recourse only against the assets of the Plan for the payment of benefits thereunder, subject to any applicable provisions of Title IV of ERISA. Subject to the foregoing, the vested Accrued Benefits of such Participants shall be payable as though such termination had not occurred.

      15.4 Mergers, Consolidations and Transfers. The Plan shall not be merged or consolidated with, or transfer its assets or liabilities to, any other employee retirement plan unless each Participant or his beneficiary or joint annuitant, as the case may be, would receive a benefit, were such other plan to terminate immediately after such merger, consolidation or transfer, at least equal to the benefit he would have received if the Plan had terminated immediately prior to such transaction (but without regard to any additional contributions the Participating Employers might have been required to make if a complete termination had occurred). Any spin-off of assets of the Plan shall comply, to the extent required, with the provisions of Code Section 414(l)(2) concerning allocation of excess assets.

      15.5 Withdrawal by a Participating Employer. A Participating Employer other than the Company may withdraw from the Plan at any time, by action of its Board of Directors, and the Board may take action to terminate the status of any such Participating Employer as a Participating Employer. An Affiliate of the Company shall automatically cease to be a Participating Employer if its status as an Affiliate is terminated by sale or otherwise. In the event an entity ceases to be a Participating Employer, the share of the Plan assets allocable to liabilities for its employees shall be certified by the Plan Administrator and set aside as a separate fund (with such share of Plan assets to be determined in accordance with the order of priority set forth in Section 15.3 of the Plan) as though the Plan had terminated with respect to such Participating Employer. Such separate fund shall thereafter be applied and used in accordance with the provisions of the Plan and any related documents in effect at the time of such withdrawal (except that such Participating Employer shall become the "Company" thereunder and such separate plan shall cover only employees of such Participating Employer).

      Notwithstanding the foregoing provisions of this Section 15.5 of the Plan, if Employees of a Participating Employer cease to be eligible to accrue benefits under the

Plan by reason of this Section 15.5 of the Plan, the Board may elect to continue to provide under the Plan the benefits due to such Employees (in lieu of segregation of the assets allocable to them), in which case the Company shall pay any costs necessary to provide for any amounts payable to or on account of such Employees in respect of their previously Accrued Benefits and any such Employees (a) shall be considered to have transferred to non-covered status or
(b) shall be treated as terminated Employees if no longer employed by a Participating Employer or any Affiliate; provided, however, that an election hereunder may be made by the Board only if such withdrawal occurs on account of the cessation of the business of such Participating Employer, its liquidation, or the sale of substantially all its stock or assets to an unrelated entity.

                                   ARTICLE XVI
                          Pre-Termination Restrictions

16.1 Limitation.

(a) The annual payments to an Employee described in Subsection (c) are restricted to an amount equal to the payments that would be made on behalf of the Employee under a single life annuity that is the Actuarial Equivalent of the sum of the Employee's Accrued Benefit and the Employee's other benefits under the Plan.

(b) The restrictions in Subsection (a) will not apply, however, if:

      (1) After payment to an Employee described in Subsection (c) of all benefits described in Subsection (d), the value of Plan assets equals or exceeds 110 percent of the value of current liabilities, as defined in Code Section 412(l)(7); or

      (2) The value of the benefits described in Subsection (d) for an Employee described in Subsection (c) is less than 1 percent of the value of the Plan's current liabilities.

(c) The Employees whose benefits are restricted on distribution for any one Plan Year are the twenty-five Highly Compensated Employees or former Highly Compensated Employees (as defined in Code Section 414(q) and regulations thereunder) who receive the greatest Compensation during such Plan Year.

(d) For purposes of this Section 16.1, "benefit" includes loans in excess of the amounts set forth in Code Section 72(p), any periodic income, any withdrawal values payable to a living Employee, and any death benefits not provided for by insurance on the Employee's life.

(e) In the event of Plan termination, the benefit payable to any Employee described in Subsection (c) shall be limited to a benefit that is nondiscriminatory under Code Section 401(a)(4). If payment of benefits is restricted in accordance with Subsection (a), assets in excess of the amount required to provide such restricted benefits shall become a part of the assets available under Section 10.2 for allocation among Participants and their joint annuitants and beneficiaries whose benefits are not restricted under Subsection
(a).

                                  ARTICLE XVII
                              Top-Heavy Provisions

      If the Plan is or becomes a Top-Heavy Plan in any calendar year on the Determination Date the provisions of this Article will supersede any conflicting provisions of the Plan. It is intended that this Article shall be construed in accordance with the provisions of Code Section 416.

      17.1 Definitions. For purposes of this Article XVII of the Plan, the following definitions will apply:

      (a) "Key Employee" shall mean any employee of the Participating Employers or an Affiliate who is a key employee within the meaning of Code Section 416(i).

      (b) "Top-Heavy Plan" shall mean, for any Plan Year, each plan in the Aggregation Group for such Plan Year, if, as of the applicable Determination Date, the Top-Heavy Ratio exceeds 60%.

      (c) "Top-Heavy Ratio" For purposes of this Section, Top-Heavy Ratio shall mean the following:

            (1) If the Participating Employers has never maintained a defined contribution plan that covered a Participant in this Plan, the Top-Heavy Ratio is a fraction, the numerator of which is the sum of the present value (based upon the actuarial assumptions set forth in Section 1.2) of Retirement Benefits for all Key Employees under this Plan and all other defined benefit plans maintained by the Participating Employers as of the Determination Date and the denominator of which is the sum of Present Value of Retirement Benefits under this Plan and such other defined benefit plans on that date. Both the numerator and the denominator are adjusted to reflect any distributions made in the five-year period ending on the Determination Date.

            (2) If the Participating Employers maintain one of more defined contribution plans that cover a Key Employee that participates in this Plan, the Top-Heavy Ratio is a fraction, the numerator of which is the sum of account balances for all Key Employees under the defined contribution plans sponsored by the Participating Employers and the Present Value of Retirement Benefits under this Plan and all other defined benefit plans sponsored by the Participating Employers and the Present Value of Retirement Benefits under this Plan and all other defined benefit plans sponsored by the Participating Employers . Both the numerator and denominator are adjusted for any distribution made in the five-year period ending on the Determination Date and any contribution due but unpaid as of the Determination Date.

            (3) For purposes of (c) (1) and (2) above, the value of account balances and the Present Value of Retirement Benefits will be determined as of the most recent valuation date that falls within or ends with the twelve (12) month period ending on the Determination Date. The account balances and accrued benefits of a Participant who is not a Key Employee but who was a Key Employee in a prior year will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollover and transfers are taken into account will be made in accordance with Code Section 416 and the regulations thereunder. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

      (d)   "Permissive Aggregation Group of Plans" shall mean the Required


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            Aggregation Group of Plans plus any other plan or plans of the
            Participating Employers which when considered together with the Required Aggregation Group of Plans, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

      (e)   "Required Aggregation Group of Plans" shall mean:

            (1) each qualified plan of the Participating Employers in which at least one (1) Key Employee participates; and

            (2) any other qualified plan of the Participating Employers which enables a Plan described in subsection (d) above to meet the requirements of Code Sections 401(a)(4) and 410.

      (f) "Determination Date" shall mean the last day of the preceding calendar year.

      (g) "Present Value of Retirement Benefit" shall mean, in the case of a defined benefit plan, a Participant's Present Value of Retirement Benefit shall be determined:

            (1) in the case of a Participant other than a Key Employee, using the single accrual method used by all plans of the Participating Employers and Affiliate, or if no such single method exists, using. a method which results in benefits accruing not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C).

            (2) as of the most recent "actuarial valuation date", which is the most recent valuation date within a twelve (12) month period ending on the Determination Date.


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
            (3) for the first calendar year, as if (i) the Participant terminated service as of the Determination Date: or (ii) the Participant terminated service as of the actuarial valuation date, but taking into account the estimated retirement benefits as of the Determination Date.

            (4) for the second calendar year, the Retirement Benefit taken into account for a current Participant must not be less than the Retirement Benefit taken into account for the first Calendar Year unless the difference is attributable to using an estimate of the Retirement Benefit as of the Determination Date for the first calendar year and using the actual Retirement Benefit for the second calendar year.

            (5) for any other Plan Year, as if the participant terminated service as of the actuarial valuation date.

            (6) the actuarial valuation date must be the same date used for computing the defined benefit plan minimum funding costs, regardless of whether a valuation is performed that Plan Year.

            (7)   by not taking into account proportional subsidies.

            (8)   by not taking into account nonproportional subsidies.

      17.2 Vesting. For any calendar year in which the Plan is a Top-Heavy Plan, the nonforfeitable interest of a Participant who terminates employment other than by death or retirement shall not be less than the interest determined on the basis of the following schedule:

                               20% vesting after 2 Years of Service,
                               40% vesting after 3 Years of Service,
                               60% vesting after 4 Years of Service, and 100% vesting after 5 Years of Service.


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
      Notwithstanding the foregoing, if after having previously been a Top-Heavy Plan, the Plan is no longer a Top-Heavy Plan in any calendar year, the vesting schedule set forth above shall no longer apply (and vesting shall be determined under otherwise applicable Plan provisions), except that (a) such schedule shall continue to apply (with respect to his entire Accrued Benefit) to a Participant who has at least 3 Years of Service at the beginning of the calendar year in which the Plan ceases to be a Top-Heavy Plan and (b) in the case of any other Participant, with respect to his Accrued Benefit as of the beginning of such calendar year, the vesting percentage applicable shall not be less than the percentage applicable under the above schedule as of the beginning of such calendar year.

      17.3 Minimum Accrued Benefit. Notwithstanding any other provision of this Plan, if in any calendar year the Plan is a Top-Heavy Plan, the benefit of any Participant (other than a Key Employee), payable as a life annuity commencing at his Normal Retirement Date, shall not be less than:

      (a) the product of the Participant's average compensation for the "testing period" (as determined under Code Section 416(c)(1)(D)) multiplied by the lesser of (1) 2% multiplied by the number of years of employment during which years the Plan is a Top-Heavy Plan or (2) 20%, minus

      (b) the Participant's cumulative annual retirement benefit under all other tax-qualified retirement plans maintained by the Participating Employers.

The amount of the reduction applicable under (b) above shall be determined by conversion of the Participant's Accrued Benefit under each other tax-qualified retirement plan into an actuarial equivalent life annuity commencing at his Normal Retirement Date, disregarding any portion of such benefit that is attributable to (1) employee contributions, (2) salary reduction contributions and (3) matching employer contributions required by any such other tax-qualified retirement plan to satisfy the deferral test under Code Section 401(k) or the contribution test under Code
Section 401(m).

      For purposes of computing the minimum accrued benefit, compensation shall include all compensation, as that term is defined in Section 14.1 of the Plan (subject to the limitation under Code Section 401(a)(17)).

      The minimum accrued benefit hereunder shall be determined without regard to any Social Security benefit. The minimum accrual shall apply even though under other Plan provisions the Participant would not otherwise be entitled to receive an accrual, or would have received a lesser accrual, for years in which the Plan is a Top-Heavy Plan because (a) his compensation is less than a stated amount, or (b) he is not employed on the last day of the accrual computation period.

      If a Non-Key Employee participates in this Plan and a defined contribution Plan included in a Required Aggregation Group which is Top Heavy, a minimum allocation of shall be provided under this Plan only.

      17.4 Change in Section 415 Limitations. In addition, if the Plan becomes a Top-Heavy Plan, the maximum benefit limitations set forth in the Plan to comply with Code Section 415(e) in effect for Plan Years beginning prior to January 1, 2000 shall be modified to the extent required under Code Section 416(h).


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
                                 ARTICLE XVIII
                            Construction of the Plan

      The validity of the Plan or of any of the provisions thereof shall be determined under and shall be construed according to the laws of the State of Delaware and ERISA.

      Titles to Sections are for general information only and the Plan is not to be construed by reference thereto.

      The masculine pronoun includes the feminine and the singular form includes the plural wherever such usage would apply.

      IN WITNESS WHEREOF, Radian Group Inc. has caused this amendment and restatement of the Plan to be executed by its duly authorized party on this ______________ day of __________________, 2002.

[ SEAL]                                        RADIAN GROUP INC.


Attest:__________________________________      By:______________________________

                                               Its:_____________________________


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                                   SCHEDULE A
                             Participating Employers

Radian Group Inc.

RadianExpress.com Inc.

Radian Guaranty Inc.

Radian Insurance Inc.


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